                                                                     EXHIBIT 2.1

                      RESTATED ARTICLES OF INCORPORATION

                                      OF

                        RETRACTABLE TECHNOLOGIES, INC.


     Pursuant to the provisions of Article 4.07 of the Texas Business Corporation Act, Retractable Technologies, Inc. (hereinafter called the "Corporation") hereby adopts the following amendments and restates the Articles of Incorporation of the Corporation as previously amended and as further amended by these Restated Articles of Incorporation of the Corporation as follows:

                                   ARTICLE I
                                   ---------

     The name of the Corporation is Retractable Technologies, Inc.

                                  ARTICLE II
                                  ----------

     The following amendment to the Articles of Incorporation was adopted by the Board of Directors of the Corporation and by the shareholders of the Corporation effective as of February 8, 2000, for the purpose of changing the corporate purpose. The Amendment alters Article III of the original Articles of Incorporation filed on May 9, 1994, and the full text of Article III, as hereby amended, is as follows:

     The purpose for which the Corporation is organized is the transaction of any or all lawful business for which corporations may be incorporated under the Texas Business Corporation Act.

                                  ARTICLE III
                                  -----------

     The following amendment to the Articles of Incorporation was adopted by the Board of Directors of the Corporation and by the shareholders of the Corporation effective as of February 8, 2000, for the purpose of changing the number of authorized shares of Common Stock of the Corporation from 40,000,000 shares to 100,000,000 shares. The Amendment alters Section 4.01 of Article IV of the original Articles of Incorporation as amended by that certain Articles of Correction of the Corporation filed on July 29, 1998, and the full text of
Section 4.01 of Article IV, as hereby amended, is as follows:

     The aggregate number of shares which the Corporation shall have the authority to issue is 100,000,000 shares of Common Stock, no par value, 5,000,000 shares of Preferred Stock Class A with a par value of One

     Dollar ($1.00) per share, and 5,000,000 shares of Preferred Stock Class B with a par value of One Dollar ($1.00) per share.

                                  ARTICLE IV
                                  ----------

     The following amendment to the Articles of Incorporation was adopted by the Board of Directors of the Corporation and by the shareholders of the Corporation effective as of February 8, 2000, for the purpose of clarifying how vacancies by directors are filled for vacancies of directors appointed pursuant to dividend default voting rights as well as generally elected directors. The Amendment alters Section (c) of Article X of the original Articles of Incorporation as amended by that certain Articles of Amendment of the Corporation filed July 29, 1998, and the full text of Section (c) of Article X, as hereby amended, is as follows:

     (c) Newly Created Directorships and Vacancies. Vacancies of generally elected directors may be filled by a majority vote of the remaining generally elected directors, though less than a quorum, or by a sole remaining generally elected Director. Vacancies of directors elected pursuant to a dividend default election by preferred shareholders shall be filled by the remaining directors so elected or by a sole remaining director elected by such shareholders, if any. In the event that no directors elected pursuant to a dividend default election remain, the vacancy may be filled by a vote of those shareholders that originally elected the director whose office is vacant.

                                   ARTICLE V
                                   ---------

     The following amendment to the Articles of Incorporation was adopted by the Board of Directors of the Corporation and by the shareholders of the Corporation effective as of February 8, 2000, for the purpose of changing the definition of cause for removal of a director from proof beyond a reasonable doubt to proof and to clarify how the removal process applies to directors elected pursuant to a dividend default election. The Amendment alters Section (d) of Article X of the original Articles of Incorporation as amended by that certain Articles of Amendment of the Corporation filed July 29, 1998, and the full text of Section
(d) of Article X, as hereby amended, is as follows:

     (d) Removal. Any director, or the entire Board of Directors, may be removed from office at any annual or special meeting called for such purpose and then only for cause and only by the affirmative vote of the holders of 66-2/3% or more of the voting power of all of the shares of the Corporation entitled to vote in the election of such Director(s) being removed. As used herein, cause shall mean only the following: proof that a director has been convicted of a felony, committed a grossly negligent or willful misconduct resulting in a material detriment to the Corpo-oration, or committed a material breach of his or her fiduciary duty to the Corporation resulting in a material detriment to the Corporation.

                                  ARTICLE VI
                                  ----------

     The following amendment to the Articles of Incorporation was adopted by the Board of Directors of the Corporation and by the shareholders of the Corporation effective as of February 8, 2000, for the purpose of clarifying that the language limiting the method by which a special meeting may be called only applies to special meetings called for the purpose of amending Article X of the Articles of Incorporation or related provisions of the Amended and Restated Bylaws of the Corporation. The Amendment alters Section (f) of Article X of the original Articles of Incorporation as amended by that certain Articles of Amendment of the Corporation filed July 29, 1998, and the full text of Section
(f) of Article X, as hereby amended, is as follows:

     (f) Call of Special Meeting to Alter Article X. Notwithstanding anything contained in these Articles of Incorporation to the contrary, the affirmative vote of the holders of 66-2/3% or more of the voting power of all the shares of the Corporation entitled to vote in the election of directors, voting together as a single class, shall be required to call a special meeting of the shareholders in order to alter, amend, adopt any provision inconsistent with or repeal this Article X, or to alter, amend, or adopt any provision inconsistent with comparable sections of the Amended and Restated Bylaws.

                                   ARTICLE VII
                                   -----------

     The following amendment to the Articles of Incorporation was adopted by the Board of Directors of the Corporation and by the shareholders of the Corporation effective as of February 8, 2000, for the purpose of denying preemptive rights. The Amendment is an addition to the Articles of Incorporation as Article XII. The full text of Article XII is as follows:

     No holder of any shares of the Corporation shall have any preemptive right to subscribe or acquire any additional, unissued or treasury shares of the Corporation or any securities of the Corporation which are convertible into or which carry a right to subscribe for or acquire shares of the Corporation.

                                 ARTICLE VIII
                                 ------------

     Each amendment made by these Restated Articles of Incorporation, which amendments are set forth in Articles II through VII above, has been effected in conformity with the provisions of the Texas Business Corporation Act.

                                  ARTICLE IX
                                  ----------

     This Restatement of the Articles of Incorporation of the Corporation accurately copies the Articles of Incorporation and all amendments thereto that are in effect to date and as further amended by these Restated Articles of Incorporation of the Corporation and there are no other changes in any provision thereof except that the number of directors now constituting the Board of Directors and the names and addresses of the persons now serving as directors have been inserted in lieu of similar information concerning the initial Board of Directors and the names and addresses of each incorporator has been omitted pursuant to Article 4.07 of the Texas Business Corporation Act.

                                   ARTICLE X
                                   ---------

     The Articles of Incorporation of the Corporation as amended and supplemented by all certificates of amendment previously issued by the Secretary of State and as further amended by these Restated Articles of Incorporation of the Corporation is hereby restated in its entirety as follows:

                           ARTICLES OF INCORPORATION

                                      OF

                        RETRACTABLE TECHNOLOGIES, INC.

     I, the undersigned natural person of the age of eighteen (18) years or more, acting as an Incorporator of a corporation under the Texas Business Corporation Act, do hereby adopt the following Articles of Incorporation for such Corporation:

                                  ARTICLE I.

     The name of the Corporation is Retractable Technologies, Inc.

                                  ARTICLE II.

     The period of its duration is perpetual.

                                   ARTICLE III

     The purpose for which the Corporation is organized is the transaction of any or all lawful business for which corporations may be incorporated under the Texas Business Corporation Act.

                                  ARTICLE IV

     4.01 The aggregate number of shares which the Corporation shall have the authority to issue is 100,000,000 shares of Common Stock, no par value, 5,000,000 shares of Preferred Stock Class A with a par value of One Dollar ($1.00) per share and 5,000,000 shares of Preferred Stock Class B with a par value of One Dollar ($1.00) per share.

     4.02 The Corporation is authorized to issue three classes of stock, one designated as Common Stock, no par value, one designated as Preferred Stock Class A, par value One Dollar ($1.00) per share, and one designated as Preferred Stock Class B, par value One Dollar ($1.00) per share, each as described in this Article IV above. Provided, however, that none of the shares of Preferred Stock of either class shall carry any voting rights for the election of Directors or for any other matters, except where specifically designated or required by the applicable provisions of the Texas Business Corporation Act.

     4.03 The Directors shall have the authority to divide each class of the Preferred Stock into series and to set the relative rights and preferences as to and between series, including dividends, issuance of Preferred Stock, redemption of such shares and the conversion of any shares of Preferred Stock to other or common shares. Prior to the issuance of any Preferred Stock of a series established by resolution adopted by the Directors, the Corporation shall file with the Secretary of State the notice required by Article 2.13 of the Texas business Corporation Act.

     4.04 The relative rights and preferences of the shares of Preferred Stock Class A are set forth in the Certificate of Designation, Preferences, Rights, and Limitations of Series A Convertible Preferred Stock of the Corporation filed on October 13, 1995, which certificate is attached hereto and incorporated herein for all purposes as Exhibit A.

     4.05 The relative rights and preferences of the shares of the Series I Preferred Stock Class B are set forth in the Certificate of Designation, Preferences, Rights, and Limitations of Class B Convertible Preferred Stock of the Corporation filed on May 11, 1996, which certificate is attached hereto and incorporated herein for all purposes as Exhibit B.

     4.06 The relative rights and preferences of the shares of the Series II Preferred Stock Class B are set forth in the Certificate of Designation, Preferences, Rights, and Limitations of Series II Class B Convertible Preferred Stock of the Corporation filed on May 27, 1997, which certifi-cate is attached hereto and incorporated herein for all purposes as Exhibit C.

     4.07 The relative rights and preferences of the shares of the Series III Preferred Stock Class B are set forth in the Certificate of Designation, Preferences, Rights, and Limitations of Series III Class B Convertible Preferred Stock of the Corporation filed on July 29, 1998, which certificate is attached hereto and incorporated herein for all purposes as Exhibit D.

     4.08 The relative rights and preferences of the shares of the Series IV Preferred Stock Class B are set forth in the Certificate of Designation, Preferences, Rights, and Limitations of Series IV Class B Convertible Preferred Stock of the Corporation filed on January 24, 2000, which certificate is attached hereto and incorporated herein for all purposes as Exhibit E.

                                   ARTICLE V

     The Corporation will not commence business until it has received, for the issuance of its shares, consideration of the value of One Thousand Dollars ($1,000.00), consisting of money, labor done, or property actually received. The manner in which any exchange, reclassification, cancellation of issued shares is as follows: The present holder of 1,000 shares of no par value common stock may exchange such shares for 14,000,000 shares of no par value Common Stock.

                                  ARTICLE VI

     Cumulative voting is expressly prohibited.

                                  ARTICLE VII

     The street address of its registered office is 511 Lobo Lane, P.O. Box 9, Little Elm, Texas 75068-0009 and the name of its registered agent is Lillian E. Salerno.

                                 ARTICLE VIII

     The Directors of the Corporation shall be not less than three (3) nor more than twenty-one (21) in number and the name and address of the directors who are to serve until the annual meeting of year indicated or until their successors are elected and qualified or until their term is terminated are as follows:

     Director                   Address                   Term expires
     -----------------------------------------------------------------
     Thomas J. Shaw             511 Lobo Lane                   2000
                                PO Box 9
                                Little Elm, TX 75068-0009

     Steve Wisner               511 Lobo Lane                   2000
                                PO Box 9
                                Little Elm, TX 75068-0009

     Lillian E Salerno          511 Lobo Lane                   2000
                                PO Box 9
                                Little Elm, TX 75068-0009

     Douglas W. Cowan           511 Lobo Lane                   2000
                                PO Box 9
                                Little Elm, TX 75068-0009

     Jimmie Shiu                511 Lobo Lane                   2000*
                                PO Box 9
                                Little Elm, TX 75068-0009

     Clarence Zierhut           511 Lobo Lane                   2002
                                PO Box 9
                                Little Elm, TX 75068-0009

     John H. Wilson, III        511 Lobo Lane                   2000*
                                PO Box 9
                                Little Elm, TX 75068-0009

     F. John Deuschle, III      511 Lobo Lane                   2000*
                                PO Box 9
                                Little Elm, TX 75068-0009

                                  ARTICLE IX

     The name and address of the incorporator is intentionally omitted.

                                   ARTICLE X

     Corporate Governance

          a) Number, Election, and Terms of Directors. The business and affairs of the Corporation shall be managed by a Board of Directors, which, subject to the rights of holders of shares of any class of series of Preferred Stock of the Corporation then outstanding to elect additional directors under specified circumstances, shall consist of not less than three nor more than twenty-one persons.

               The exact number of directors within the minimum and maximum limitations specified in the preceding sentence shall be fixed from time to time by either (i) the Board of Directors pursuant to a resolution adopted by the majority of the entire Board of Directors, or (ii) the affirmative vote of the holders of 66-2/3% or more of the voting power of all of the shares of the Corporation entitled to vote generally in the election of directors voting together as a single class. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. The directors shall be divided into two classes as nearly equal in number as possible, with the term of office of the first class to expire at the 1998 annual meeting of stockholders, and the term of office of the second class to expire at the 2000 annual meeting of stockholders, and with the members of each class to hold office until their successors shall have been elected and qualified. At each annual meeting of stockholders following such initial classification and election, directors elected to succeed those directors shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election.

          b) Stockholder Nomination of Director Candidates. Advance notice of stockholder nominations for the election of directors shall be submitted to the Board of Directors at least 60 days in advance of the scheduled date for the next annual meeting of stockholders.

          c) Newly Created Directorships and Vacancies. Vacancies of generally elected directors may be filled by a majority vote of the remaining generally elected directors, though less than a quorum, or by a sole remaining generally elected director. Vacancies of directors elected pursuant to a dividend default election by preferred shareholders shall be filled by the remaining directors so elected or by a sole remaining director elected by such shareholders, if any. In the event that no directors elected pursuant to a dividend default election remain, the vacancy may be filled by a vote of those shareholders that originally elected the director whose office is vacant.

          d) Removal. Any director, or the entire Board of Directors, may be removed from office at any annual or special meeting called for such purpose, and then only for cause and only by the affirmative vote of the holders of 66-2/3% or more of the voting power of all of the shares of the Corporation entitled to vote in the election of such director(s) being removed. As used herein, cause shall mean only the following: proof that a director has been convicted of a felony, committed a grossly negligent or willful misconduct resulting in a material detriment to the Corporation, or committed a material breach of his or her fiduciary duty to the Corporation resulting in a material detriment to the Corporation.

          e) Amendment, Repeal, etc. Notwithstanding anything contained in these Articles of Incorporation to the contrary and subject to the rights of the holders of any Preferred Stock outstanding, the affirmative vote of the holders of 66-2/3% or more of the voting power of all of the shares of the Corporation entitled to vote in the election of Directors, voting together as a single class, shall be required to alter, amend, or adopt any provision inconsistent with or repeal this Article X or to alter, amend, adopt any provision inconsistent with or repeal comparable sections of the Amended and Restated Bylaws of the Corporation.

          f) Call of Special Meeting to Alter Article X. Notwithstanding anything contained in these Articles of Incorporation to the contrary, the affirmative vote of the holders of 66-2/3% or more of the voting power of all of the shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to call a special meeting of the shareholders in order to alter, amend, adopt any provision inconsistent with or repeal this Article X, or to alter, amend, or adopt any provision inconsistent with comparable sections of the Amended and Restated Bylaws.

                                  ARTICLE XI

     The Board of Directors is hereby authorized to create and issue, whether or not in connection with the issuance and sale of any of its stock or other securities, rights (the "Rights") entitling the holders thereof to purchase from the Corporation shares of capital stock or other securities. The times at which and the terms upon which the Rights are to be issued will be determined by the Board of Directors and set forth in the contracts or instruments that evidence the Rights. The authority of the Board of Directors with respect to the Rights shall include, but not be limited to, determination of the following:

     a) The initial purchase price per share of the capital stock or other securities of the Corporation to be purchased upon exercise of the Rights.

     b) Provisions relating to the times at which and the circumstances under which the Rights may be exercised or sold or otherwise transferred, either together with or separately from, any other securities of the Corporation.

     c) Provisions that adjust the number or exercise price of the Rights or amount or nature of the securities or other property receivable upon exercise of the Rights in the event of a combination, split, or recapitalization of any capital stock of the Corporation, a change in ownership of the Corporation's securities, or a reorganization, merger, consolidation, sale of assets, or other occurrence relating to the Corporation or any capital stock of the Corporation, and provisions restricting the ability of the Corporation to enter into any such transaction absent an assumption by the other party or parties thereto of the obligations of the Corporation under such Rights.

     d) Provisions that deny the holder of a specified percentage of the outstanding securities of the Corporation the right to exercise the Rights and/or cause the Rights held by such holder to become void.

     e)   Provisions that permit the Corporation to redeem the Rights.

     f)   The appointment of a Rights agent with respect to the Rights.

                                  ARTICLE XII

     No holder of any shares of the Corporation shall have any preemptive right to subscribe or acquire any additional, unissued or treasury shares of the Corporation or any securities of the Corporation which are convertible into or which carry a right to subscribe for or acquire shares of the Corporation.

                                  ARTICLE XI

     The number of shares of the Corporation that were issued and outstanding and entitled to vote at the time of the adoption of the amendments was fourteen million (14,000,000) shares of Common Stock having no par value per share.

                                  ARTICLE XII

     The holders of all the shares of the Corporation that were issued and outstanding and entitled to vote on the amendments have signed a consent in writing adopting the amendments.

     IN WITNESS WHEREOF, Thomas J. Shaw has executed these Restated Articles of Incorporation of Retractable Technologies, Inc. effective as of the 8th day of February, 2000.


                                        RETRACTABLE TECHNOLOGIES, INC.


                                        BY: /s/ Thomas J. Shaw
                                           -----------------------------
                                           THOMAS J. SHAW
                                           PRESIDENT

                    CERTIFICATE OF DESIGNATION, PREFERENCES
                      RIGHTS AND LIMITATIONS OF SERIES A
                          CONVERTIBLE PREFERRED STOCK
                                      OF
                        RETRACTABLE TECHNOLOGIES, INC.


     Pursuant to Article 2.13 of the Texas Business Corporation Act and Article Five of its Articles of Incorporation, Retractable Technologies, Inc., a corporation organized and existing under the laws of the State of Texas (the Corporation),

     DOES HEREBY CERTIFY that pursuant to the authority conferred upon the Board of Directors of the Corporation by the Articles of Incorporation, as amended, and pursuant to Article 2.13 of the Texas Business Corporation Act, said Board of Directors, by unanimous written consent executed May 10, 1995, adopted a resolution providing for the creation of a series of Preferred Stock consisting of not more than five million (5,000,000) shares of Class A Convertible Preferred Stock, which resolution is and reads as follows:

     RESOLVED that, pursuant to the authority provided in the Corporation's Articles of Incorporation and expressly granted to and vested in the Board of Directors of Retractable Technologies, Inc. (the "Corporation"), the Board of Directors hereby creates out of the Class A Preferred Stock, par value one dollar per share, of the Corporation a series of Series A Preferred Stock consisting of not more than five million (5,000,000) shares, and the Board of Directors hereby fixes the designation and the powers, preference and rights, and the qualifications, limitations and restrictions thereof, to the extent not otherwise provided in the Corporation's qualifications, limitations and restrictions thereof, to the extent not otherwise provided in the Corporation's Articles of Incorporation, as follows:

     1.   Designation of series. The designation of the series of Class A
          ---------------------
Preferred Stock created by this resolution shall be "Series A Convertible Preferred Stock" (the "Series A Preferred Stock").

     2.   Dividends on Series A Preferred Stock.
          -------------------------------------

          a.   Dividend Amount.  The holders of the Series A Preferred Stock
               ---------------
shall be entitled to receive, in any calendar year, if when and as declared by the Board of Directors, out of any assets at the time legally available therefor and subject to the further limitations set out herein, dividends at the per annum rate of $0.12 per share, all such dividends due quarterly in arrears as of the last day of each March, June, September and December of each year, the first dividend being declarable on September 1, 1995. On each


                                                 EXHIBIT A
date which a dividend may be declared is hereafter called the "Dividend Date," and each quarterly period ending with a Dividend Date is hereinafter referred to as the "Dividend Period." Dividends shall be payable fifteen calendar days after the Dividend Due Date, provided however, that if such date on which a dividend is payable is a Saturday, Sunday or legal holiday, such dividend shall be payable on the next following business day to the holders of record (whether singular or plural, the "Holder").

          b.   Dividends Cumulative.  Dividends upon the Series A Preferred
               --------------------
Stock shall be accrued and be cumulative, whether or not in any Dividend Period or Periods there shall be funds of the Corporation legally available for the payment of such dividends.

          c.   Dividend Accrual.  On each Dividend Due Date all dividends which
               ----------------
shall have accrued since the last Dividend Due Date on each share of Series A Preferred Stock outstanding on such Dividend Due Date shall accumulate and be deemed to become "due." Any dividend which shall not be paid on the Dividend
Due Date on which it shall become due shall be deemed to be "past due" until such dividend shall be paid or until the share of Series A Preferred Stock with respect to which such dividend became due shall no longer be outstanding, whichever is the earlier to occur. No interest, sum of money in lieu of interest or other property or securities shall be payable in respect of any dividend payment or payments which are past due. Dividends paid on shares of Series A Preferred Stock in an amount less that the total amount of such dividends at the time accumulated and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. Dividend payments made with respect to a Dividend Due Date shall be deemed to be made in payment of the dividends which became due on that Dividend Due Date.

          d.   Dividend Arrearage.  If a dividend upon any shares of Series
               ------------------
A Preferred Stock is in arrears, all dividends or other distributions declared upon shares of the Series A Preferred Stock (other than dividends paid in stock of the Corporation ranking junior to the Series A Preferred Stock as to dividends and upon liquidation, dissolution or winding up) may only be declared pro rata. Except as set forth above, if a dividend upon any shares of Series A Preferred Stock is in arrears: (i) no dividends (in cash, stock or other property) may be paid or declared and set aside for payment or any other distribution made upon any stock of the Corporation ranking junior to the Series A Preferred Stock as to dividends (other than dividends of distributions in stock of the Corporation ranking junior to the Series A Preferred Stock as to dividends and upon liquidation, dissolution or winding up); and (ii) no stock of the Corporation ranking junior to the Series A Preferred Stock as to dividends may be (A) redeemed pursuant to a sinking fund of otherwise, except (1) by means of redemption pursuant to which all outstanding shares of the Series A Preferred Stock are redeemed, or (2) by conversion of any such junior stock into, or exchange of any such junior stock into, or exchange of any such junior stock for stock of the Corporation ranking junior to the Series A Preferred Stock as to dividends and upon liquidation, dissolution or winding up, or (B) purchased or otherwise acquired for any consideration by the Corporation except (1) pursuant to an acquisition made pursuant to the terms of one or more offers to purchase all of the outstanding shares of the Series A Preferred Stock, which offers shall each have been accepted by the holders of at least 50% of the shares of the Series A Preferred Stock receiving such offer outstanding at the commencement of the first of such purchase offers, or (2) by conversion into or exchange for stock of the Corporation ranking junior to the Series A Preferred Stock as to dividends and upon liquidation, dissolution or winding up.

     3.   General, Class and Series Voting Rights.  Except as provided in this
          ---------------------------------------
Section 3 and in Section 4 hereof or as otherwise from time to time required by law, the Series A Preferred Stock shall have no voting rights.

     So long as any shares of Series A Preferred Stock remain outstanding, the consent of the holders of at least fifty-one (51%) percent of the shares of Series A Preferred Stock outstanding at the time voting separately as a class, given in person or by proxy, either in writing at any special or annual meeting called for the purpose, shall be necessary to permit, effect or validate any one or more of the following:

          (i) The authorization, creation or issuance, or any increase in the authorized or issued amount, of any class or series of stock (including any class or series of Preferred Stock) ranking equal or prior (as the terms are hereinafter defined in this Section 3) to the Series A Preferred Stock; or

          (ii) The amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Articles of Incorporation or of this resolution which would alter or change the powers, preferences or special rights of the shares of the Series A Preferred
     Stock so as to affect them adversely; provided, however, that any increase in the amount of authorized Preferred Stock, or the creation and issuance of other series of Preferred Stock ranking junior to the Series A Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to adversely affect such powers, preferences or special rights.

     The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Series A Preferred Stock shall have been redeemed or sufficient funds shall have been deposited in trust to effect such redemption.

     4.   Default Voting Rights.  Whenever, at any time or times, dividends
          ---------------------
payable on the shares of Series A Preferred Stock shall be in arrears for twelve
(12) consecutive quarterly dividend periods, the holders of a majority of the outstanding shares of Series A

Preferred Stock shall have the exclusive right (voting separately as a class) to elect one-third of the Board of Directors of the Corporation at the Corporation's next annual meeting of stockholders (to serve until the next annual meeting of stockholders, and until their successors are duly elected and qualified) and at each subsequent annual meeting of stockholders so long as such arrearage shall continue, and the Common Stock voting separately as a class, shall be entitled to elect the remainder of the Board of Directors of the Corporation. At elections for such directors, each holder of Series A Preferred Stock shall be entitled to one vote for each share of Preferred Stock held. The right of the holders of Series A Preferred Stock, voting separately as a class, to elect members of the Board of Directors of the Corporation as aforesaid shall continue until such time as all dividends accumulated on the Series A Preferred Stock shall have been paid in full, at which time such right shall terminate, except as herein or by law expressly provided, subject to revesting in the event of each and every subsequent default of the character above mentioned.

     Directors elected by the holders of Series A Preferred Stock shall continue to serve as such directors until such time as all dividends accumulated on the Series A Preferred Stock shall have been paid in full, at which time the term of office of all persons elected as directors by the holders of shares of Series A Preferred Stock shall forthwith terminate. In the case of any vacancy in the office of a director occurring among the directors elected by the holder of a class (with the Series A Preferred Stock and Common Stock being treated as separate classes) of stock, the remaining directors so elected by that class may by affirmative vote of a majority thereof (or the remaining director so elected if there be but one) elect a successor or successors to hold office for the unexpired term of the director or directors whose place or places shall be vacant. Any director who shall have been elected by the holders of a class of stock or by any directors so elected as provided in the next preceding sentence hereof may be removed during the aforesaid term of office, either for or without cause, by, and only by, the affirmative vote of the holders of a majority of the shares of the class of stock who elected such director or directors, given either at a special meeting of such shareholders duly called for that purpose or pursuant to a written consent of shareholders, and any vacancy thereby created may be filled by the holders of that class of stock represented at such meeting or pursuant to such written consent. Whenever the term of office of the directors elected by the holders of Series A Preferred Stock voting as a class shall end and the special voting powers vested in the holders of Series A Preferred Stock voting as a class shall end and the special voting powers vested in the holders of Series A Preferred Stock as provided in this Section 4 shall have expired, the number of directors shall be such number as may be provided for in the Articles of Incorporation or Bylaws irrespective of any increase made pursuant to the provisions of this Section 4.

     5.   Redemption.  The outstanding shares of Series A Preferred Stock shall
          ----------
be nonredeemable prior to the lapse of three (3) years from the date of issuance. On and after such date, the Series A Preferred Stock may be redeemed at the option of the Corporation, as a whole at any time or in part from time to time, at the Redemption Price of $1.70 per share plus all dividends (whether or not declared or due) accrued and unpaid to the date of redemption (subject to the right of the holder of record of shares of Series A Preferred Stock on a record date for the payment of a dividend on the Series A Preferred Stock to receive the dividend due on such shares of Series A Preferred Stock on the corresponding Dividend Due Date.)

     No sinking fund shall be established for the Series A Preferred Stock.

     Notice of any proposed redemption of shares of Series A Preferred Stock shall be mailed by means of first class mail, postage paid, addressed to the holders of record of the shares of Series A Preferred Stock to be redeemed, at their respective addresses then appearing on the books of the Corporation, at least thirty (30) but not more than sixty (60) days prior to the date fixed for such redemption (herein referred to as the "Redemption Date"). Each such notice shall specify (i) the Redemption Date; (ii) the Redemption Price; (iii) the place for payment and for delivering the stock certificate(s) and transfer instrument(s) in order to collect the Redemption Price; (iv) the shares of Series A Preferred Stock to be redeemed; and (v) the then effective Conversion Price (as defined below) and that the right of holders of shares of Series A Preferred Stock being redeemed to exercise their conversion right shall terminate as to such shares at the close of business on the fifth day before the Redemption Date (provided that no default by the Corporation in the payment of the applicable Redemption Price (including any accrued and unpaid dividends) shall have occurred and be continuing). Any notice mailed in such manner shall be conclusively deemed to have been duly given whether or not such notice is in fact received. If less than all the outstanding shares of Series A Preferred Stock are to be redeemed, the Corporation will select those to be redeemed by lot or by a substantially equivalent method. In order to facilitate the redemption of Series A Preferred Stock to be redeemed, which shall not be more than sixty (60) days prior to the Redemption Date with respect thereto.

     The holder of any shares of Series A Preferred Stock redeemed upon any exercise of the Corporation's redemption right shall not be entitled to receive payment of the Redemption Price for such shares until such holder shall cause to be delivered to the place specified in the notice given with respect to such redemption (i) the certificate(s) representing such shares of Series A Preferred Stock; and (ii) transfer instrument(s) satisfactory to the Corporation and sufficient to transfer such shares of Series A Preferred Stock to the Corporation free of any adverse interest. No interest shall accrue on the Redemption Price of any share of Series A Preferred Stock after its Redemption Date.

     Subject to Section 2 hereof, the Corporation shall have the right to purchase shares of Series A Preferred Stock from the owner of such shares on such terms as may be agreeable to such owner. Shares of Series A Preferred Stock may be acquired by the Corporation from any stockholder pursuant to this paragraph without offering any other stockholder an equal opportunity to sell his stock to the Corporation, and no purchase by the Corporation from any stockholder pursuant to this paragraph shall be deemed to create any right on the part of any stockholder to sell any shares of Series A Preferred Stock (or any other stock) to the Corporation.

     Notwithstanding the foregoing provisions of this Section 5, and subject to the provisions of Section 2 hereof, if a dividend upon any shares of Series A Preferred Stock is past due, (i) no shares of the Series A Preferred Stock may be redeemed, except (A) by means of a redemption pursuant to which all outstanding shares of the Series A Preferred Stock are simultaneously redeemed (or offered to be so redeemed) or pursuant to which the outstanding shares of the Series A Preferred Stock are redeemed on a pro rata basis (or offered to be so redeemed), or (B) by conversion of shares of Series A Preferred Stock into, or exchange of such shares for, Common Stock or any other stock of the Corporation ranking junior to the Series A Preferred Stock as to dividends and upon liquidation, dissolution or winding up.

     6. Liquidation.  In the event of any voluntary or involuntary dissolution,
        -----------
liquidation or winding up of the Corporation (for the purposes of this Section 6, a "Liquidation"), before any distribution of assets shall be made to the holders of the Common Stock or the holders of any other stock that ranks junior to the Series A Preferred Stock in respect of distributions upon the Liquidation of the Corporation, the holder of each share of Series A Preferred Stock then outstanding shall be entitled to $1.50 per share plus all dividends (whether or not declared or due) accrued and unpaid on such share on the date fixed for the distribution of assets of the Corporation to the holders of Series A Preferred Stock.

     If upon any Liquidation of the Corporation, the assets available for distribution to the holder of Series A Preferred Stock which shall then be outstanding (hereinafter in this paragraph called the "Total Amount Available") shall be insufficient to pay the holders of all outstanding shares of Series A Preferred Stock the full amounts (including all dividends accrued and unpaid) to which they shall be entitled by reason of such Liquidation of the Corporation, then there shall be paid ratably to the holders of the Series A Preferred Stock in connection with such Liquidation of the Corporation, an amount equal to each holder's pro rata share of the Total Amount Available.

     The voluntary sale, conveyance, lease, exchange or transfer of all or substantially all the property or assets of the Corporation, or the merger or consolidation of the Corporation into the Corporation, or any purchase or redemption of some or all of the shares of any class or series of stock of the Corporation, shall not be deemed to be a Liquidation of the Corporation for the purposes of this Section 6 (unless in connection therewith the Liquidation of the Corporation is specifically approved).

     7.   Conversion Privilege.  At any time subsequent to three years after
          --------------------
issuance of any share of Series A Preferred Stock, the holder of any share of Series A Preferred Stock ("Holder") shall have the right, at such Holder's option (but if such share is called for redemption or exchange at the election of the Corporation, then in respect of such share only to and including but not after the close of business on (i) the fifth calendar day before the date fixed for such redemption; or (ii) the date fixed for such exchange, provided that the Corporation has set aside funds sufficient to effect such redemption to convert such share into that number of fully paid and non-assessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) obtained by dividing $1.00 by the Conversion Rate then in effect.

          a.   Conversion Rate.  Each share of Series A Preferred Stock may be
               ---------------
converted, subject to the terms and provisions of this paragraph 2 into one (1) share of the Corporation's Common Stock, which is a price equal to one share of Common Stock for each $1.00 of Series A Preferred Stock or, in case an adjustment of such rate has taken place pursuant to the provisions of subdivision (f.) of this paragraph (7), then at the Conversion Rate as last adjusted (such rate or adjusted rate, shall be expressed as the number of shares of Common Stock to be acquired upon conversion of one share of Series A Preferred Stock, and shall be referred to herein as the "Conversion Rate"). Each share of Series A Preferred Stock shall be Convertible into Common Stock by surrender to the corporation of the certificate representing such shares of Series A Preferred Stock to be converted by the Holder and by giving written notice to the Corporation of the Holder's election to convert.

     The Corporation shall, as soon as practicable after receipt of such written notice and the proper surrender to the Corporation of the certificate or certificates representing shares of Series A Preferred Stock to be converted in accordance with the above provisions, issue and deliver for the benefit of the Holder at the office of the Corporation's duly appointed transfer agent (the "Transfer Agent") to the Holder for whose account such shares of Series A Preferred Stock were so surrendered or to such Holder's nominee or nominees, certificates for the number of shares of Common Stock to which the Holder shall be entitled. The certificates of Common Stock of the Corporation issued upon conversion shall bear such legends as may be required by state or federal laws. Such conversion shall be deemed to have been effective immediately prior to the close of business on the date on which the Corporation shall have received both such written notice and the properly surrendered certificates for shares of Series A Preferred Stock to be converted (the "Conversion Date"), and at such time the rights of the Holder shall cease and the person or persons entitled to receive the shares of Common Stock issuable upon the conversion of such shares of Series A Preferred Stock shall be deemed to be, and shall be treated for all purposes as, the record Holder or Holders of such Common Stock on the Conversion Date. The Corporation shall not be required to convert, and no surrender of shares of Series A Preferred Stock or written notice of conversion with respect thereto shall be effected for that purpose, while the stock transfer books of the Corporation are closed for any reasonable business purpose for any reasonable period of time, but the proper surrender of shares of Series A Preferred Stock for conversion immediately upon the reopening of such books. During the period in which the stock transfer books of the Corporation are closed, the Corporation may neither declare a dividend, declare a record date for payment of dividends nor make any payment of dividends.

          b.   Dividends.  If any shares of Series A Preferred Stock shall be
               ---------
converted during any dividend payment period, the Holder shall be entitled to all dividends accrued up to and through such Conversion Date, at the rate set forth herein, whether or not there has been a dividend date, as set forth in paragraph 2 hereof.

          c.   Cancellation.  Series A Preferred Stock converted into Common
               ------------
Stock pursuant to the provisions of this paragraph (7), shall be retired and cancelled by the Corporation and given the status of authorized and unissued preferred stock.

          d.   Reissuance if Conversion is Partial.  In the case of any
               ------------------------------------
certificate representing shares of Series A Preferred Stock which is surrendered for conversion only in part, the Corporation shall issue and deliver to the Holder a new certificate or certificates for Series A Preferred Stock of such denominations as requested by the Holder in the amount of Series A Preferred Stock equal to the unconverted shares of the Series A Preferred Stock represented by the certificate so surrendered.

          e.   Reservations of Shares.  The Corporation shall at all times
               ----------------------
during which shares of Series A Preferred Stock may be converted into Common Stock as provided in this paragraph (e), reserve and keep available, out of any Common Stock held as treasury stock or out of its authorized and unissued Common Stock, or both, solely for the purpose of delivery upon conversion of the shares of Series A Preferred Stock as herein provided, such number of shares of Common Stock as shall then be sufficient to effect the conversion of all shares of Series A Preferred Stock from time to time outstanding, and shall take such action as may from time to time be necessary to ensure that such shares of Common Stock will, when issued upon conversion of Series A Preferred Stock, be fully paid and nonassessable.

          f.   Adjustment of Conversion Rate.  The Conversion Rate provided in
               -----------------------------
subdivision (a) of this paragraph (7), in respect of Series A Preferred Stock, shall be subject to adjustments from time to time as follows:

     (i) While any shares of Series A Preferred Stock shall be outstanding, in case the Corporation shall subdivide the outstanding shares of Common Stock into a greater number of shares of Common Stock or combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock, or issue, by reclassification of its shares of Common Stock, any shares of the Corporation, the Conversion Rate in effect immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the number of shares which it would have owned or been entitled to receive after the happening of any of the events described above, had such shares of Series A Preferred Stock been converted immediately prior to the happening of such event, such adjustment to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination or reclassification, as the case may be, becomes effective.

     (ii) In case the Corporation shall be consolidated with, or merge into, any other corporation, and the Corporation does not survive, proper provisions shall be made as a part of the terms of such consolidation or merger, whereby the Holder shall thereafter be entitled, upon exercise of such Holder's conversion rights, to receive the kind and amount of shares of stock or other securities of the Corporation resulting from such consolidation or merger, or such other property, as the Holder would have received if such conversion rights were exercised immediately prior to the effectiveness of such merger of consolidation.

     (iii) In the event the Corporation at any time, or from time to time after June 15, 1995 makes or issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock or Common Stock Equivalents (as defined herein) which does not provide for the payment of any consideration upon the issuance, conversion or exercise thereof, without a corresponding dividend or other distribution to the Holder, based upon the number of shares of Common Stock into which the Series A Preferred Stock is convertible, then and in each such event the Conversion Rate then in effect will be increased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying such Conversion Rate by a fraction:

                (A) The number of which will be the total number of shares of Common Stock issues and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution (which, in the case of Common Stock Equivalents, shall mean the maximum number of shares of Common Stock issuable with respect thereto, as set forth in the instrument relative thereto without regard to any provision for subsequent adjustment); and

                (B) The denominator of which will be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date;

   provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Rate will be recomputed accordingly as of the close of business on such record date, and thereafter such Conversion Rate will be adjusted pursuant to this subparagraph (iii) as of the time of actual payment of such dividends of distributions.

     (iv) In the event the Corporation at any time or from time to time after June 15, 1995 makes or issues, or fixes a record date for the determination of holders of

   Common Stock entitled to receive a dividend or other distribution payable to all holders of Common Stock in securities of the Corporation Stock Equivalents, then, upon making such dividend or distribution provisions will be made so that the Holder will receive the amount of securities of the Corporation which it would have received had its Series A Preferred Stock been converted into Common Stock on the date of such event.

     (v) In the event the Corporation sells or issues any Common Stock, or sells or issues Common Stock Equivalents which can be converted into Common Stock at a per share consideration (as defined below in this subparagraph (v) of paragraph 7(B) less than the Stipulated Price then in effect, then the Holder shall be entitled to purchase from the Corporation in cash (for the same per share consideration at which such Common Stock was issued or the per share price at which a share of Common Stock is acquirable upon exercise or conversion of Common Stock Equivalents) that additional number of shares of Common Stock which, when added to the number of shares of Common Stock acquirable by the Holder upon conversion of any shares of Series A Preferred Stock outstanding and held by such Holder immediately before such issue or sale (the "Acquirable Shares"), will equal a percentage of the number of shares of Common Stock Deemed Outstanding (as defined herein) immediately after such sale or issuance that is the same as the percentage of the number of shares of Common Stock Deemed Outstanding immediately before such issuance or sale represented by the Acquirable Shares. This right shall exist for a forty-five-day period following the sale or issuance of shares of Common Stock or Common Stock Equivalents, and thereafter shall cease to exist.

   For the above purposes, the per share consideration with respect to the sale or issuance of Common Stock will be the price per share received by the Corporation, prior to the payment of any expenses, commissions, discounts and other applicable costs. With respect to the sale or issuance of Common Stock Equivalents which are convertible into or exchangeable for Common Stock without further consider, the per share consideration will be determined by dividing the maximum number of shares of Common Stock issuable with respect to such Common Stock Equivalents (as set forth in the instrument relating thereto without regard to any provisions contained therein for subsequent adjustment of such number) into the aggregate consideration receivable by the Corporation upon the sale or issuance of such Common Stock Equivalents. With respect to the issuance of other Common Stock Equivalents, the per share consideration will be determined by dividing the maximum number of shares of Common Stock issuable with respect to such Common Stock Equivalents into the total aggregate consideration received by the Corporation upon the sale or issuance of such Common Stock Equivalents plus the minimum aggregate amount of additional consideration received by the Corporation upon the conversion or exercise of such Common Stock Equivalents. In connection with the sale or issuance of Common

   Stock and/or Common Stock Equivalents for non-cash consideration, the amount of consideration will be the fair market value of such consideration as determined in good faith by the Board of Directors of the Corporation.

     (vi) As used herein, the term "Stipulated Price" means initial price of $1.00 per share of Common Stock, as adjusted from time to time pursuant to subparagraph (viii) of this paragraph 7(f); and the term "Common Stock Equivalent" means any securities (whether debt or equity securities) or rights issued by the Corporation convertible into or entitling the holder thereof to receive shares of, or securities convertible into, Common Stock. The number of shares of "Common Stock Deemed Outstanding" at any date shall equal the sum of the number of shares of Common Stock then outstanding plus the number of shares of Common Stock then obtainable pursuant to Common Stock Equivalents.

     (vii) In the event the Corporation declares any dividend or distribution payable to holders of its Common Stock (other than dividends payable out of the Corporation's retained earnings or earned surplus and dividends payable in shares of Common Stock or in securities convertible into or exchangeable for shares of Common Stock or rights or warrants to purchase Common Stock or securities convertible into or exchangeable for shares of Common Stock or any other securities issued by the Corporation), the Conversion Rate in effect immediately prior to the record date for such dividend or distribution shall be proportionately adjusted so that the Holder shall be entitled to receive the number of shares of Common Stock into which such shares of Common Stock or Preferred Stock was convertible immediately prior to such record date multiplied by a fraction, the numerator of which is the fair market value of a share of Common Stock on such record date and the denominator of which is such per share fair market value of a share of Common Stock on such record date less the fair market value on such record date of the securities or other property which are distributed as a dividend or other distribution. The term "fair market value" of a share of Common Stock or of any other security or other type of property on any date means (A) in the case of Common Stock or any other security (I) if the principal trading market for such Common Stock of other security is an exchange or the NASDAQ national market on such date, the closing price on such exchange or the NASDAQ national market on such date, provided, if trading of such Common Stock or other security is listed on any consolidated tape, the fair market value shall be the closing price set forth on such consolidated tape on such date, or (II) if the principal market for such Common Stock or other security is the over-the-counter market (other than the NASDAQ national market) the mean between the closing bid and asked prices on such date as set forth by NASDAQ or (B) in the case of Common Stock or any other security for which the fair market value cannot be determined pursuant to clause (A) above or of any other security or type of property, fair market value thereof on such date as determined in good faith by the Board of Directors.

       (viii) Whenever the Conversion Rate is adjusted pursuant to this paragraph (7)(f), the Stipulated Price shall also be adjusted by multiplying it by a fraction that is the reciprocal of the fraction used to adjust the Conversion Rate.

       (ix) The Corporation will not, by amendment of its Articles of Incorporation or through any dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but at all times in good faith will assist in the carrying out of all the provisions of this paragraph and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holder against impairment.

       (x) No adjustment in the Conversion Rate shall be required, unless such adjustment would require an increase or decrease of at least one (1) share of Common Stock in the Conversion Rate of one share of Series A Preferred Stock, provided that all adjustments which do not meet this minimum requirement shall be cumulated and the adjustment will be made when the cumulated total is sufficient to require an adjustment. All calculations made pursuant to this subparagraph (x) of paragraph (7)(f) shall be made to the nearest one hundredth (1/100th) of a share of Common Stock.

     g.       Fractional Shares.  No fractional shares of Common Stock or scrip
              -----------------
representing fractional shares of Common Stock shall be issued upon any conversion of shares of Series A Preferred Stock but, in lieu thereof, there shall be paid an amount in cash equal to the same fraction of the current market price of a whole share of Common Stock on the day preceding the day of conversion.

     h.       Statement to Transfer Agent.  Whenever the Conversion Rate for
              ---------------------------
shares of Series A Preferred Stock shall be adjusted pursuant to the provisions of paragraph (7)(f) hereof, the Corporation shall forthwith maintain at its office and, if applicable, file with the Transfer Agent for shares of Series A Preferred Stock and for shares of Common Stock, a statement signed by the President or a Vice President of the Corporation and by its Treasurer or an Assistant Treasurer, stating the adjusted Conversion Rate and setting forth in reasonable detail the method of calculation and the facts requiring such adjustment, such calculations to be confirmed by the Corporation's independent auditors, and stating the faces on which the calculation is based. Each adjustment shall remain in effect until a subsequent adjustment hereunder is required.

     8.       Registration Rights.
              -------------------

              a.   Piggyback Registration.  The Corporation, for a period ending
                   ----------------------
six months after the last share of Series A Preferred Stock is redeemed, retired, converted or otherwise no longer outstanding, will give written notice to the Holder not less than 20 days in advance of the initial filing of any registration statement under the Securities Act of 1933

(other than a registration Statement pertaining to securities issuable pursuant to employee stock option, stock purchase, or similar plans or a registration statement pertaining to securities issuable in connection with the acquisition of a business, whether through merger, consolidation, acquisition of assets, or exchange of securities) covering any Common Stock or other securities of the Corporation, and will afford the Holder the opportunity to have included in such registration all or such part of the shares of Common Stock acquired upon conversion of Series A Preferred Stock, as may be designated by written notice to the Corporation not later than 10 days following receipt of such notice from the Corporation. The Corporation shall be entitled to exclude the shares of Common Stock held by the Holder from any one, but not more than one, such registration if the Corporation is advised by its investment banking firm that the inclusion of such shares will, in the opinion of such investment banking firm, materially interfere with the orderly sale and distribution of the securities being offered under such registration statement by the Corporation. Notwithstanding the foregoing, the Corporation shall not be entitled to exclude the shares of Common Stock held by the Holder if shares of other shareholders are being included in any such registration statement and, in such circumstances, the Holder shall be entitled to include the shares of Common Stock held by them on a pro rata basis in the proportion that the number of shares of Common Stock held by the Holder bears to the shares of Common Stock held by all other shareholders, including shares in such registration statement. The Holder shall not be entitled to include shares in more than two registration statement pursuant to the provisions of this subdivision a of paragraph (8), and all rights of the Holder under this subdivision a of paragraph (8) shall terminate after the Holder has included shares of Common Stock in two registration statements pursuant to this subdivision a of paragraph (8).

          b.   Expenses.  The Corporation will pay all out-of-pocket costs and
               --------
expenses of any registration effected pursuant to the provisions of subdivision
(a) of this paragraph 8, including registration fees, legal fees, accounting fees, printing expenses (including such number of any preliminary and the final prospectus as may be reasonably requested), blue sky qualification fees and expenses, and all other expenses, except for underwriting commissions or discounts applicable to the shares of Common Stock being sold by the Holder and the fees of counsel for the Holder, all of which shall be paid by the Holder.

     9.   Reports.
          -------

     So long as any of the Series A Preferred Stock shall be outstanding, the Corporation shall submit to the Holder financial reports no less frequently than annually.

     10.  Miscellaneous.
          -------------

          a. As used herein, the term "Common Stock" shall mean the Corporation's Common Stock, $1.00 per share, or, in the case of any reclassification or change of outstanding shares of Common Stock, the stock or securities issued in exchange for such Common Stock. The term "Common Stock" shall also include any capital stock of the Corporation authorized after June 15, 1995 which shall not be limited to a fixed sum or sums or percentage or percentages of par value in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

          b. The shares of Series A Preferred Stock shall be fully transferrable by the Holder thereof, subject to compliance with the applicable provisions of federal and state securities laws.

     IN WITNESS WHEREOF, RETRACTABLE TECHNOLOGIES, INC. has caused its corporate seal to be hereunto affixed and this Certificate to be signed by its President and Secretary this _______ day of May, 1995.


                                        /s/ Thomas J. Shaw
                                        ----------------------------------------
                                        President

ATTEST:



/s/ Lillian E. Salerno
--------------------------------
Secretary

                    CERTIFICATE OF DESIGNATION, PREFERENCES
                       RIGHTS AND LIMITATIONS OF Class B
                          CONVERTIBLE PREFERRED STOCK
                                      OF
                        RETRACTABLE TECHNOLOGIES, INC.

     Pursuant to Article 2.13 of the Texas Business Corporation Act and Article Five of its Articles of Incorporation, Retractable Technologies, Inc., a corporation organized and existing under the laws of the State of Texas (the Corporation),

     DOES HEREBY CERTIFY that pursuant to the authority conferred upon the Board of Directors of the Corporation by the Articles of Incorporation, as amended, and pursuant to Article 2.13 of the Texas Business Corporation Act, said Board of Directors, by unanimous written consent executed May 10, 1995, adopted a resolution providing for the creation of a series of Preferred Stock consisting of not more than five million (5,000,000) shares of Class B Convertible Preferred Stock, which resolution is and reads as follows:

     RESOLVED that, pursuant to the authority provided in the Corporation's Articles of Incorporation and expressly granted to and vested in the Board of Directors of Retractable Technologies, Inc. (the "Corporation"), the Board of Directors hereby creates out of the Preferred Stock, par value one dollar per share, of the Corporation a series of Class B Preferred Stock consisting of not more than five million (5,000,000) shares, and the Board of Directors hereby fixes the designation and the powers, preference and rights, and the qualifications, limitations and restrictions thereof, to the extent not otherwise provided in the Corporation's qualifications, limitations and restrictions thereof, to the extent not otherwise provided in the Corporation's Articles of Incorporation, as follows:

     1.   Designation of series.  The designation of the series of Preferred
          ---------------------
Stock created by this resolution shall be "Class B Convertible Preferred Stock" (the "Class B Preferred Stock").

     2.   Dividends on Class B Preferred Stock.
          ------------------------------------

          a.   Dividend Amount.  The holders of the Class B Preferred Stock
               ---------------
shall be entitled to receive, in any calendar year, if when and as declared by the Board of Directors, out of any assets at the time legally available therefor and subject to the further limitations set out herein, dividends at the per annum rate of $0.50 per share, all such dividends due quarterly in arrears as of the last day of each March, June, September and December of each year, the first dividend being declarable on December 31, 1996. On each

                                                                   EXHIBIT B
date which a dividend may be declared is hereafter called the "Dividend Date," and each quarterly period ending with a Dividend Date is hereinafter referred to as the "Dividend Period." Dividends shall be payable fifteen calendar days after the Dividend Due Date, provided however, that if such date on which a dividend is payable is a Saturday, Sunday or legal holiday, such dividend shall be payable on the next following business day to the holders of record (whether singular or plural, the "Holder").

          b.   Dividends Cumulative.  Dividends upon the Class B Preferred Stock
               --------------------
shall be accrued and be cumulative, whether or not in any Dividend Period or Periods there shall be funds of the Corporation legally available for the payment of such dividends.

          c.   Dividend Accrual.  On each Dividend Due Date all dividends which
               ----------------
shall have accrued since the last Dividend Due Date on each share of Class B Preferred Stock outstanding on such Dividend Due Date shall accumulate and be deemed to become "due." Any dividend which shall not be paid on the Dividend
Due Date on which it shall become due shall be deemed to be "past due" until such dividend shall be paid or until the share of Class B Preferred Stock with respect to which such dividend became due shall no longer be outstanding, whichever is the earlier to occur. No interest, sum of money in lieu of interest or other property or securities shall be payable in respect of any dividend payment or payments which are past due. Dividends paid on shares of Class B Preferred Stock in an amount less that the total amount of such dividends at the time accumulated and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. Dividend payments made with respect to a Dividend Due Date shall be deemed to be made in payment of the dividends which became due on that Dividend Due Date.

          d.   Dividend Arrearage.  If a dividend upon any shares of Class B
               ------------------
Preferred Stock is in arrears, all dividends or other distributions declared upon shares of the Class B Preferred Stock (other than dividends paid in stock of the Corporation ranking junior to the Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up) may only be declared pro rata. Except as set forth above, if a dividend upon any shares of Class B Preferred Stock is in arrears: (i) no dividends (in cash, stock or other property) may be paid or declared and set aside for payment or any other distribution made upon any stock of the Corporation ranking junior to the Class B Preferred Stock as to dividends (other than dividends of distributions in stock of the Corporation ranking junior to the Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up); and (ii) no stock of the Corporation ranking junior to the Class B Preferred Stock as to dividends may be (A) redeemed pursuant to a sinking fund of otherwise, except (1) by means of redemption pursuant to which all outstanding shares of the Class B Preferred Stock are redeemed, or (2) by conversion of any such junior stock into, or exchange of any such junior stock into, or exchange of any such junior stock for stock of the Corporation ranking junior to the Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up, or (B) purchased or otherwise acquired for any consideration by the Corporation except (1) pursuant to an acquisition made pursuant to the terms of one or more offers to purchase all of the outstanding shares of the Class B Preferred Stock, which offers shall each have been accepted by the holders of at least 50% of the shares of the Class B Preferred Stock receiving such offer outstanding at the commencement of the first of such purchase offers, or (2) by conversion into or exchange for stock of the Corporation ranking junior to the Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up.

     3.   General, Class and Series Voting Rights.  Except as provided in this
          ---------------------------------------
Section 3 and in Section 4 hereof or as otherwise from time to time required by law, the Class B Preferred Stock shall have no voting rights.

     So long as any shares of Class B Preferred Stock remain outstanding, the consent of the holders of at least fifty-one (51%) percent of the shares of Class B Preferred Stock outstanding at the time voting separately as a class, given in person or by proxy, either in writing at any special or annual meeting called for the purpose, shall be necessary to permit, effect or validate any one or more of the following:

        (i) The authorization, creation or issuance, or any increase in the authorized or issued amount, of any class or series of stock (including any class or series of Preferred Stock) ranking equal or prior (as the terms are hereinafter defined in this Section 3) to the Class B Preferred Stock; or

        (ii) The amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Articles of Incorporation or of this resolution which would alter or change the powers, preferences or special rights of the shares of the Class B Preferred Stock so as to affect them adversely; provided, however, that any increase in the amount of authorized Preferred Stock, or the creation and issuance of other series of Preferred Stock ranking junior to the Class B Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to adversely affect such powers, preferences or special rights.

     The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Class B Preferred Stock shall have been redeemed or sufficient funds shall have been deposited in trust to effect such redemption.

     4.   Redemption.  The outstanding shares of Class B Preferred Stock shall
          ----------
be nonredeemable prior to the lapse of three (3) years from the date of issuance. On and after such date, the Class B Preferred Stock may be redeemed at the option of the Corporation, as a whole at any time or in part from time to time, at the Redemption Price of $7.50 per share plus all dividends (whether or not declared or due) accrued and unpaid to the date of redemption (subject to the right of the holder of record of shares of Class B Preferred Stock on a record date for the payment of a dividend on the Class B Preferred Stock to receive the dividend due on such shares of Class B Preferred Stock on the corresponding Dividend Due Date.)

     No sinking fund shall be established for the Class B Preferred Stock.

     Notice of any proposed redemption of shares of Class B Preferred Stock shall be mailed by means of first class mail, postage paid, addressed to the holders of record of the shares of Class B Preferred Stock to be redeemed, at their respective addresses then appearing on the books of the Corporation, at least thirty (30) but not more than sixty (60) days prior to the date fixed for such redemption (herein referred to as the "Redemption Date"). Each such notice shall specify (i) the Redemption Date; (ii) the Redemption Price; (iii) the place for payment and for delivering the stock certificate(s) and transfer instrument(s) in order to collect the Redemption Price; (iv) the shares of Class B Preferred Stock to be redeemed; and (v) the then effective Conversion Price (as defined below) and that the right of holders of shares of Class B Preferred Stock being redeemed to exercise their conversion right shall terminate as to such shares at the close of business on the fifth day before the Redemption Date (provided that no default by the Corporation in the payment of the applicable Redemption Price (including any accrued and unpaid dividends) shall have occurred and be continuing. Any notice mailed in such manner shall be conclusively deemed to have been duly given whether or not such notice is in fact received. If less than all the outstanding shares of Class B Preferred Stock are to be redeemed, the Corporation will select those to be redeemed by lot or by a substantially equivalent method. In order to facilitate the redemption of Class B Preferred Stock to be redeemed, which shall not be more than sixty (60) days prior to the Redemption Date with respect thereto.

     The holder of any shares of Class B Preferred Stock redeemed upon any exercise of the Corporation's redemption right shall not be entitled to receive payment of the Redemption Price for such shares until such holder shall cause to be delivered to the place specified in the notice given with respect to such redemption (i) the certificate(s) representing such shares of Class B Preferred Stock; and (ii) transfer instrument(s) satisfactory to the Corporation and sufficient to transfer such shares of Class B Preferred Stock to the Corporation free of any adverse interest. No interest shall accrue on the Redemption Price of any share of Class B Preferred Stock after its Redemption Date.

     Subject to Section 2 hereof, the Corporation shall have the right to purchase shares of Class B Preferred Stock from the owner of such shares on such terms as may be agreeable to such owner. Shares of Class B Preferred Stock may be acquired by the Corporation from any stockholder pursuant to this paragraph without offering any other stockholder an equal opportunity to sell his stock to the Corporation, and no purchase by the Corporation from any stockholder pursuant to this paragraph shall be deemed to create any right on the part of any stockholder to sell any shares of Class B Preferred Stock (or any other stock) to the Corporation.

     Notwithstanding the foregoing provisions of this Section 4, and subject to the provisions of Section 2 hereof, if a dividend upon any shares of Class B Preferred Stock is past due, (i) no shares of the Class B Preferred Stock may be redeemed, except (A) by means of a redemption pursuant to which all outstanding shares of the Class B Preferred Stock are simultaneously redeemed (or offered to be so redeemed) or pursuant to which the outstanding shares of the Class B Preferred Stock are redeemed on a pro rata basis (or offered to be so redeemed), or (B) by conversion of shares of Class B Preferred Stock into, or exchange of such shares for, Common Stock or any other stock of the Corporation ranking junior to the Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up.

     5.   Liquidation.  In the event of any voluntary or involuntary
          -----------
dissolution, liquidation or winding up of the Corporation (for the purposes of this Section 5, a "Liquidation"), before any distribution of assets shall be made to the holders of the Common Stock or the holders of any other stock that ranks junior to the Class B Preferred Stock in respect of distributions upon the Liquidation of the Corporation, the holder of each share of Class B Preferred Stock then outstanding shall be entitled to $6.25 per share plus all dividends (whether or not declared or due) accrued and unpaid on such share on the date fixed for the distribution of assets of the Corporation to the holders of Class B Preferred Stock.

     If upon any Liquidation of the Corporation, the assets available for distribution to the holder of Class B Preferred Stock which shall then be outstanding (hereinafter in this paragraph called the "Total Amount Available") shall be insufficient to pay the holders of all outstanding shares of Class B Preferred Stock the full amounts (including all dividends accrued and unpaid) to which they shall be entitled by reason of such Liquidation of the Corporation, then there shall be paid ratably to the holders of the Class B Preferred Stock in connection with such Liquidation of the Corporation, an amount equal to each holder's pro rata share of the Total Amount Available.

     The voluntary sale, conveyance, lease, exchange or transfer of all or substantially all the property or assets of the Corporation, or the merger or consolidation of the Corporation into the Corporation, or any purchase or redemption of some or all of the shares of any class or series of stock of the Corporation, shall not be deemed to be a Liquidation of the Corporation for the purposes of this Section 5 (unless in connection therewith the Liquidation of the Corporation is specifically approved).

     6.   Conversion Privilege.  At any time subsequent to three years after
          --------------------
issuance of any share of Class B Preferred Stock, the holder of any share of Class B Preferred Stock ("Holder") shall have the right, at such Holder's option (but if such share is called for redemption or exchange at the election of the Corporation, then in respect of such share only to and including but not after the close of business on (i) the fifth calendar day before the date fixed for such redemption; or (ii) the date fixed for such exchange, provided that the Corporation has set aside funds sufficient to effect such redemption to convert such share into that number of fully paid and non-assessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) obtained by dividing $5.00 by the Conversion Rate then in effect.

          a.   Conversion Rate.  Each share of Class B Preferred Stock may be
               ---------------
converted, subject to the terms and provisions of this paragraph 6 into one (1) share of the Corporation's Common Stock, which is a price equal to one share of Common Stock for each $5.00 of Class B Preferred Stock or, in case an adjustment of such rate has taken place pursuant to the provisions of subdivision (f.) of this paragraph (6), then at the Conversion Rate as last adjusted (such rate or adjusted rate, shall be expressed as the number of shares of Common Stock to be acquired upon conversion of one share of Class B Preferred Stock, and shall be referred to herein as the "Conversion Rate"). Each share of Class B Preferred Stock shall be Convertible into Common Stock by surrender to the corporation of the certificate representing such shares of Class B Preferred Stock to be converted by the Holder and by giving written notice to the Corporation of the Holder's election to convert.

     The Corporation shall, as soon as practicable after receipt of such written notice and the proper surrender to the Corporation of the certificate or certificates representing shares of Class B Preferred Stock to be converted in accordance with the above provisions, issue and deliver for the benefit of the Holder at the office of the Corporation's duly appointed transfer agent (the "Transfer Agent") to the Holder for whose account such shares of Class B Preferred Stock were so surrendered or to such Holder's nominee or nominees, certificates for the number of shares of Common Stock to which the Holder shall be entitled. The certificates of Common Stock of the Corporation issued upon conversion shall bear such legends as may be required by state or federal laws. Such conversion shall be deemed to have been effective immediately prior to the close of business on the date on which the Corporation shall have received both such written notice and the properly surrendered certificates for shares of Class B Preferred Stock to be converted (the "Conversion Date"), and at such time the rights of the Holder shall cease and the person or persons entitled to receive the shares of Common Stock issuable upon the conversion of such shares of Class B Preferred Stock shall be deemed to be, and shall be treated for all purposes as, the record Holder or Holders of such Common Stock on the Conversion Date. The Corporation shall not be required to convert, and no surrender of shares of Class B Preferred Stock or written notice of conversion with respect thereto shall be effected for that purpose, while the stock transfer books of the Corporation are closed for any reasonable business purpose for any reasonable period of time, but the proper surrender of shares of Class B Preferred Stock for conversion immediately upon the reopening of such books. During the period in which the stock transfer books of the Corporation are closed, the Corporation may neither declare a dividend, declare a record date for payment of dividends nor make any payment of dividends.

          b.   Dividends.  If any shares of Class B Preferred Stock shall be
               ---------
converted during any dividend payment period, the Holder shall be entitled to all dividends accrued up to and through such Conversion Date, at the rate set forth herein, whether or not there has been a dividend date, as set forth in paragraph 2 hereof.

          c.   Cancellation.  Class B Preferred Stock converted into Common
               ------------
Stock pursuant to the provisions of this paragraph (6), shall be retired and cancelled by the Corporation and given the status of authorized and unissued preferred stock.

          d.   Reissuance if Conversion is Partial.  In the case of any
               -----------------------------------
certificate representing shares of Class B Preferred Stock which is surrendered for conversion only in part, the Corporation shall issue and deliver to the Holder a new certificate or certificates for Class B Preferred Stock of such denominations as requested by the Holder in the amount of Class B Preferred Stock equal to the unconverted shares of the Class B Preferred Stock represented by the certificate so surrendered.

          e.   Reservations of Shares.  The Corporation shall at all times
               ----------------------
during which shares of Class B Preferred Stock may be converted into Common Stock as provided in this paragraph (e), reserve and keep available, out of any Common Stock held as treasury stock or out of its authorized and unissued Common Stock, or both, solely for the purpose of delivery upon conversion of the shares of Class B Preferred Stock as herein provided, such number of shares of Common Stock as shall then be sufficient to effect the conversion of all shares of Class B Preferred Stock from time to time outstanding, and shall take such action as may from time to time be necessary to ensure that such shares of Common Stock will, when issued upon conversion of Class B Preferred Stock, be fully paid and nonassessable.

          f.   Adjustment of Conversion Rate.  The Conversion Rate provided in
               -----------------------------
subdivision (a) of this paragraph (6), in respect of Class B Preferred Stock, shall be subject to adjustments from time to time as follows:

     (i) While any shares of Class B Preferred Stock shall be outstanding, in case the Corporation shall subdivide the outstanding shares of Common Stock into a greater number of shares of Common Stock or combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock, or issue, by reclassification of its shares of Common Stock, any shares of the Corporation, the Conversion Rate in effect immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the number of shares which it would have owned or been entitled to receive after the happening of any of the events described above, had such shares of Class B Preferred Stock been converted immediately prior to the happening of such event, such adjustment to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination or reclassification, as the case may be, becomes effective.

     (ii) In case the Corporation shall be consolidated with, or merge into, any other corporation, and the Corporation does not survive, proper provisions shall be made as a part of the terms of such consolidation or merger, whereby the Holder shall thereafter be entitled, upon exercise of such Holder's conversion rights, to receive the kind and amount of shares of stock or other securities of the Corporation resulting from such consolidation or merger, or such other property, as the Holder would have received if such conversion rights were exercised immediately prior to the effectiveness of such merger of consolidation.

     (iii) In the event the Corporation at any time, or from time to time after June 15, 1996 makes or issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock or Common Stock Equivalents (as defined herein) which does not provide for the payment of any consideration upon the issuance, conversion or exercise thereof, without a corresponding dividend or other distribution to the Holder, based upon the number of shares of Common Stock into which the Class B Preferred Stock is convertible, then and in each such event the Conversion Rate then in effect will be increased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying such Conversion Rate by a fraction:

               (A) The number of which will be the total number of shares of Common Stock issues and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution (which, in the case of Common Stock Equivalents, shall mean the maximum number of shares of Common Stock issuable with respect thereto, as set forth in the instrument relative thereto without regard to any provision for subsequent adjustment); and

               (B) The denominator of which will be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date;

   provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Rate will be recomputed accordingly as of the close of business on such record date, and thereafter such Conversion Rate will be adjusted pursuant to this subparagraph (iii) as of the time of actual payment of such dividends of distributions.

     (iv) In the event the Corporation at any time or from time to time after June 15, 1996 makes or issues, or fixes a record date for the determination of holders of

   Common Stock entitled to receive a dividend or other distribution payable to all holders of Common Stock in securities of the Corporation Stock Equivalents, then, upon making such dividend or distribution provisions will be made so that the Holder will receive the amount of securities of the Corporation which it would have received had its Class B Preferred Stock been converted into Common Stock on the date of such event.

     (v) In the event the Corporation sells or issues any Common Stock, or sells or issues Common Stock Equivalents which can be converted into Common Stock at a per share consideration (as defined below in this subparagraph (v) of paragraph 7(B) less than the Stipulated Price then in effect, then the Holder shall be entitled to purchase from the Corporation in cash (for the same per share consideration at which such Common Stock was issued or the per share price at which a share of Common Stock is acquirable upon exercise or conversion of Common Stock Equivalents) that additional number of shares of Common Stock which, when added to the number of shares of Common Stock acquirable by the Holder upon conversion of any shares of Class B Preferred Stock outstanding and held by such Holder immediately before such issue or sale (the "Acquirable Shares"), will equal a percentage of the number of shares of Common Stock Deemed Outstanding (as defined herein) immediately after such sale or issuance that is the same as the percentage of the number of shares of Common Stock Deemed Outstanding immediately before such issuance or sale represented by the Acquirable Shares. This right shall exist for a forty-five-day period following the sale or issuance of shares of Common Stock or Common Stock Equivalents, and thereafter shall cease to exist.

   For the above purposes, the per share consideration with respect to the sale or issuance of Common Stock will be the price per share received by the Corporation, prior to the payment of any expenses, commissions, discounts and other applicable costs. With respect to the sale or issuance of Common Stock Equivalents which are convertible into or exchangeable for Common Stock without further consider, the per share consideration will be determined by dividing the maximum number of shares of Common Stock issuable with respect to such Common Stock Equivalents (as set forth in the instrument relating thereto without regard to any provisions contained therein for subsequent adjustment of such number) into the aggregate consideration receivable by the Corporation upon the sale or issuance of such Common Stock Equivalents. With respect to the issuance of other Common Stock Equivalents, the per share consideration will be determined by dividing the maximum number of shares of Common Stock issuable with respect to such Common Stock Equivalents into the total aggregate consideration received by the Corporation upon the sale or issuance of such Common Stock Equivalents plus the minimum aggregate amount of additional consideration received by the Corporation upon the conversion or exercise of such Common Stock Equivalents. In connection with the sale or issuance of Common

   Stock and/or Common Stock Equivalents for non-cash consideration, the amount of consideration will be the fair market value of such consideration as determined in good faith by the Board of Directors of the Corporation.

     (vi) As used herein, the term "Stipulated Price" means initial price of $5.00 per share of Common Stock, as adjusted from time to time pursuant to subparagraph (viii) of this paragraph 7(f); and the term "Common Stock Equivalent" means any securities (whether debt or equity securities) or rights issued by the Corporation convertible into or entitling the holder thereof to receive shares of, or securities convertible into, Common Stock. The number of shares of "Common Stock Deemed Outstanding" at any date shall equal the sum of the number of shares of Common Stock then outstanding plus the number of shares of Common Stock then obtainable pursuant to Common Stock Equivalents.

     (vii) In the event the Corporation declares any dividend or distribution payable to holders of its Common Stock (other than dividends payable out of the Corporation's retained earnings or earned surplus and dividends payable in shares of Common Stock or in securities convertible into or exchangeable for shares of Common Stock or rights or warrants to purchase Common Stock or securities convertible into or exchangeable for shares of Common Stock or any other securities issued by the Corporation), the Conversion Rate in effect immediately prior to the record date for such dividend or distribution shall be proportionately adjusted so that the Holder shall be entitled to receive the number of shares of Common Stock into which such shares of Common Stock or Preferred Stock was convertible immediately prior to such record date multiplied by a fraction, the numerator of which is the fair market value of a share of Common Stock on such record date and the denominator of which is such per share fair market value of a share of Common Stock on such record date less the fair market value on such record date of the securities or other property which are distributed as a dividend or other distribution. The term "fair market value" of a share of Common Stock or of any other security or other type of property on any date means (A) in the case of Common Stock or any other security (I) if the principal trading market for such Common Stock of other security is an exchange or the NASDAQ national market on such date, the closing price on such exchange or the NASDAQ national market on such date, provided, if trading of such Common Stock or other security is listed on any consolidated tape, the fair market value shall be the closing price set forth on such consolidated tape on such date, or (II) if the principal market for such Common Stock or other security is the over-the-counter market (other than the NASDAQ national market) the mean between the closing bid and asked prices on such date as set forth by NASDAQ or (B) in the case of Common Stock or any other security for which the fair market value cannot be determined pursuant to clause (A) above or of any other security or type of property, fair market value thereof on such date as determined in good faith by the Board of Directors.

       (viii) Whenever the Conversion Rate is adjusted pursuant to this paragraph (6)(f), the Stipulated Price shall also be adjusted by multiplying it by a fraction that is the reciprocal of the fraction used to adjust the Conversion Rate.

       (ix) The Corporation will not, by amendment of its Articles of Incorporation or through any dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but at all times in good faith will assist in the carrying out of all the provisions of this paragraph and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holder against impairment.

       (x) No adjustment in the Conversion Rate shall be required, unless such adjustment would require an increase or decrease of at least one (1) share of Common Stock in the Conversion Rate of one share of Class B Preferred Stock, provided that all adjustments which do not meet this minimum requirement shall be cumulated and the adjustment will be made when the cumulated total is sufficient to require an adjustment. All calculations made pursuant to this subparagraph (x) of paragraph (6)(f) shall be made to the nearest one hundredth (1/100th) of a share of Common Stock.

     g.       Fractional Shares.  No fractional shares of Common Stock or scrip
              -----------------
representing fractional shares of Common Stock shall be issued upon any conversion of shares of Class B Preferred Stock but, in lieu thereof, there shall be paid an amount in cash equal to the same fraction of the current market price of a whole share of Common Stock on the day preceding the day of conversion.

     h.       Statement to Transfer Agent.  Whenever the Conversion Rate for
              ---------------------------
shares of Class B Preferred Stock shall be adjusted pursuant to the provisions of paragraph (6)(f) hereof, the Corporation shall forthwith maintain at its office and, if applicable, file with the Transfer Agent for shares of Class B Preferred Stock and for shares of Common Stock, a statement signed by the President or a Vice President of the Corporation and by its Treasurer or an Assistant Treasurer, stating the adjusted Conversion Rate and setting forth in reasonable detail the method of calculation and the facts requiring such adjustment, such calculations to be confirmed by the Corporation's independent auditors, and stating the faces on which the calculation is based. Each adjustment shall remain in effect until a subsequent adjustment hereunder is required.

     7.       Registration Rights.
              -------------------

              a.   Piggyback Registration. The Corporation, for a period ending
                   ----------------------
six months after the last share of Class B Preferred Stock is redeemed, retired, converted or otherwise no longer outstanding, will give written notice to the Holder not less than 20 days in advance of the initial filing of any registration statement under the Securities Act of 1933

(other than a registration Statement pertaining to securities issuable pursuant to employee stock option, stock purchase, or similar plans or a registration statement pertaining to securities issuable in connection with the acquisition of a business, whether through merger, consolidation, acquisition of assets, or exchange of securities) covering any Common Stock or other securities of the Corporation, and will afford the Holder the opportunity to have included in such registration all or such part of the shares of Common Stock acquired upon conversion of Class B Preferred Stock, as may be designated by written notice to the Corporation not later than 10 days following receipt of such notice from the Corporation. The Corporation shall be entitled to exclude the shares of Common Stock held by the Holder from any one, but not more than one, such registration if the Corporation is advised by its investment banking firm that the inclusion of such shares will, in the opinion of such investment banking firm, materially interfere with the orderly sale and distribution of the securities being offered under such registration statement by the Corporation. Notwithstanding the foregoing, the Corporation shall not be entitled to exclude the shares of Common Stock held by the Holder if shares of other shareholders are being included in any such registration statement and, in such circumstances, the Holder shall be entitled to include the shares of Common Stock held by them on a pro rata basis in the proportion that the number of shares of Common Stock held by the Holder bears to the shares of Common Stock held by all other shareholders, including shares in such registration statement. The Holder shall not be entitled to include shares in more than two registration statement pursuant to the provisions of this subdivision a of paragraph (7), and all rights of the Holder under this subdivision a of paragraph (7) shall terminate after the Holder has included shares of Common Stock in two registration statements pursuant to this subdivision a of paragraph (7).

          b.   Expenses.  The Corporation will pay all out-of-pocket costs and
               --------
expenses of any registration effected pursuant to the provisions of subdivision
(a) of this paragraph 7, including registration fees, legal fees, accounting fees, printing expenses (including such number of any preliminary and the final prospectus as may be reasonably requested), blue sky qualification fees and expenses, and all other expenses, except for underwriting commissions or discounts applicable to the shares of Common Stock being sold by the Holder and the fees of counsel for the Holder, all of which shall be paid by the Holder.

     8.   Reports.
          -------

          So long as any of the Class B Preferred Stock shall be outstanding, the Corporation shall submit to the Holder financial reports no less frequently than annually.

     9.   Miscellaneous.
          -------------

          a. As used herein, the term "Common Stock" shall mean the Corporation's Common Stock, no par value, or, in the case of any reclassification or change of outstanding shares of Common Stock, the stock or securities issued in exchange for such Common Stock. The term "Common Stock" shall also include any capital stock of the

Corporation authorized after June 15, 1995 which shall not be limited to a fixed sum or sums or percentage or percentages of par value in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

          b. The shares of Class B Preferred Stock shall be fully transferrable by the Holder thereof, subject to compliance with the applicable provisions of federal and state securities laws.

     IN WITNESS WHEREOF, RETRACTABLE TECHNOLOGIES, INC. has caused its corporate seal to be hereunto affixed and this Certificate to be signed by its President and Secretary this 30 day of April, 1996.




                                        /s/ Thomas J. Shaw
                                        ----------------------------------
                                        President

ATTEST:


/s/ Lillian E. Salerno
-------------------------------
Secretary

                    CERTIFICATE OF DESIGNATION, PREFERENCES
                RIGHTS AND LIMITATIONS OF THE SERIES II CLASS B
                          CONVERTIBLE PREFERRED STOCK
                                      OF
                        RETRACTABLE TECHNOLOGIES, INC.


     Pursuant to Article 2.13 of the Texas Business Corporation Act and Article Five of its Articles of Incorporation, Retractable Technologies, Inc., a corporation organized and existing under the laws of the State of Texas (the Corporation),

     DOES HEREBY CERTIFY that pursuant to the authority conferred upon the Board of Directors of the Corporation by the Articles of Incorporation, as amended, and pursuant to Article 2.13 of the Texas Business Corporation Act, said Board of Directors, by unanimous written consent executed May 10, 1995, adopted a resolution providing for the creation of a series of Preferred Stock consisting of not more than five million (5,000,000) shares of Series II Class B Convertible Preferred Stock, which resolution is and reads as follows:

     RESOLVED that, pursuant to the authority provided in the Corporation's Articles of Incorporation and expressly granted to and vested in the Board of Directors of Retractable Technologies, Inc. (the "Corporation"), the Board of Directors hereby creates out of the Preferred Stock, par value one dollar per share, of the Corporation a series of Series II Class B Preferred Stock consisting of not more than five million (5,000,000) shares, and the Board of Directors hereby fixes the designation and the powers, preference and rights, and the qualifications, limitations and restrictions thereof, to the extent not otherwise provided in the Corporation's qualifications, limitations and restrictions thereof, to the extent not otherwise provided in the Corporation's Articles of Incorporation, as follows:

     1.   Designation of Series.  The designation of the series of Preferred
          ---------------------
Stock created by this resolution shall be "Series II Class B Convertible Preferred Stock" (the "Series II Class B Preferred Stock").

     2.   Dividends on Series II Class B Preferred Stock.
          ----------------------------------------------

          a.   Dividend Amount.  The holders of the Series II Class B Preferred
               ---------------
Stock shall be entitled to receive, in any calendar year, if when and as declared by the Board of Directors, out of any assets at the time legally available therefor and subject to the further limitations set out herein, dividends at the per annum rate of $1.00 per share, all such dividends due quarterly in arrears as of the last day of each March, June, September and December of each year, the first dividend being declarable on December 31, 1997. On each

                                                             EXHIBIT C
date which a dividend may be declared is hereafter called the "Dividend Date," and each quarterly period ending with a Dividend Date is hereinafter referred to as the "Dividend Period." Dividends shall be payable fifteen calendar days after the Dividend Due Date, provided however, that if such date on which a dividend is payable is a Saturday, Sunday or legal holiday, such dividend shall be payable on the next following business day to the holders of record (whether singular or plural, the "Holder").

          b.   Dividends Cumulative.  Dividends upon the Series II Class B
               --------------------
Preferred Stock shall be accrued and be cumulative, whether or not in any Dividend Period or Periods there shall be funds of the Corporation legally available for the payment of such dividends.

          c.   Dividend Accrual.  On each Dividend Due Date all dividends which
               ----------------
shall have accrued since the last Dividend Due Date on each share of Series II Class B Preferred Stock outstanding on such Dividend Due Date shall accumulate and be deemed to become "due." Any dividend which shall not be paid on the Dividend Due Date on which it shall become due shall be deemed to be "past due" until such dividend shall be paid or until the share of Series II Class B Preferred Stock with respect to which such dividend became due shall no longer be outstanding, whichever is the earlier to occur. No interest, sum of money in lieu of interest or other property or securities shall be payable in respect of any dividend payment or payments which are past due. Dividends paid on shares of Series II Class B Preferred Stock in an amount less that the total amount of such dividends at the time accumulated and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. Dividend payments made with respect to a Dividend Due Date shall be deemed to be made in payment of the dividends which became due on that Dividend Due Date.

          d.   Dividend Arrearage.  If a dividend upon any shares of Series II
               ------------------
Class B Preferred Stock is in arrears, all dividends or other distributions declared upon shares of the Series II Class B Preferred Stock (other than dividends paid in stock of the Corporation ranking junior to the Series II Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding
up) may only be declared pro rata. Except as set forth above, if a dividend upon any shares of Series II Class B Preferred Stock is in arrears: (i) no dividends (in cash, stock or other property) may be paid or declared and set aside for payment or any other distribution made upon any stock of the Corporation ranking junior to the Series II Class B Preferred Stock as to dividends (other than dividends of distributions in stock of the Corporation ranking junior to the Series II Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up); and (ii) no stock of the Corporation ranking junior to the Series II Class B Preferred Stock as to dividends may be (A) redeemed pursuant to a sinking fund of otherwise, except (1) by means of redemption pursuant to which all outstanding shares of the Series II Class B Preferred Stock are redeemed, or (2) by conversion of any such junior stock into, or exchange of any such junior stock into, or exchange of any such junior stock for stock of the Corporation ranking junior to the Series II Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up, or (B) purchased or otherwise acquired for any consideration by the Corporation except (1) pursuant to an acquisition made pursuant to the terms of one or more offers to purchase all of the outstanding shares of the Series II Class B Preferred Stock, which offers shall each have been accepted by the holders of at least 50% of the shares of the Series II Class B Preferred Stock receiving such offer outstanding at the commencement of the first of such purchase offers, or (2) by conversion into or exchange for stock of the Corporation ranking junior to the Series II Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up.

     3.   General, Class and Series Voting Rights.  Except as provided in this
          ---------------------------------------
Section 3 and in Section 4 hereof or as otherwise from time to time required by law, the Series II Class B Preferred Stock shall have no voting rights.

     So long as any shares of Series II Class B Preferred Stock remain outstanding, the consent of the holders of at least fifty-one (51%) percent of the shares of Series II Class B Preferred Stock outstanding at the time voting separately as a class, given in person or by proxy, either in writing at any special or annual meeting called for the purpose, shall be necessary to permit, effect or validate any one or more of the following:

        (i) The authorization, creation or issuance, or any increase in the authorized or issued amount, of any class or series of stock (including any class or series of Preferred Stock) ranking equal or prior (as the terms are hereinafter defined in this Section 3) to the Series II Class B Preferred Stock; or

        (ii) The amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Articles of Incorporation or of this resolution which would alter or change the powers, preferences or special rights of the shares of the Series II Class B Preferred Stock so as to affect them adversely; provided, however, that any increase in the amount of authorized Preferred Stock, or the creation and issuance of other series of Preferred Stock ranking junior to the Series II Class B Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to adversely affect such powers, preferences or special rights.

     The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Series II Class B Preferred Stock shall have been redeemed or sufficient funds shall have been deposited in trust to effect such redemption.

     4.   Default Voting Rights.  Whenever, at any time or times, dividends
          ---------------------
payable on the shares of Series II Class B Preferred Stock shall be in arrears for twelve (12) consecutive quarterly dividend periods, the holders of a majority of the outstanding shares of Series II Class B Preferred Stock shall have the exclusive right (voting separately as a class) to elect one-third of the Board of Directors of the Corporation at the Corporation's next annual meeting of stockholders (to serve until the next annual meeting of shareholders, and until their successors are duly elected and qualified) and at each subsequent annual meeting of stockholders so long as such arrearage shall continue, and the Common Stock voting separately as a class, shall be entitled to elect the remainder of the Board of Directors of the Corporation. At elections for such directors, each holder of Series II Class B Preferred Stock shall be entitled to one vote for each share of Preferred Stock held. The right of the holders of Series II Class B Preferred Stock, voting separately as a class, to elect members of the Board of the Directors of the Corporation as aforesaid shall continue until such time as all dividends accumulated on the Series II Class B Preferred Stock shall have been paid in full, at which time such right shall terminate, except as herein or by law expressly provided, subject to revesting in the event of each and every subsequent default of the character above mentioned.

     Directors elected by the holders of Series II Class B Preferred Stock shall continue to serve as such directors until such time as all dividends accumulated on the Series II Class B Preferred Stock shall have been paid in full, at which time the term of office of all persons elected as directors by the holders of shares of Series II Class B Preferred Stock shall forthwith terminate. In the case of any vacancy in the office of a director occurring among the directors elected by the holder of a class (with the Series II Class B Preferred Stock and Common Stock being treated as separate classes) of stock, the remaining directors so elected by that class may by affirmative vote of a majority thereof (or the remaining director so elected if there be but one) elect a successor or successors to hold office for the unexpired term of the director or directors whose place or places shall be vacant. Any director who shall have been elected by the holders of a class of stock or by an directors so elected as provided in the next preceding sentence hereof may be removed during the aforesaid term of office, either for or without cause, by, and only by, the affirmative vote of the holders of a majority of the shares of the class of stock who elected such director or directors, given either at a special meeting of such shareholders duly called for that purpose or pursuant to a written consent of shareholders, and any vacancy thereby created may be filled by the holders of that class of stock represented at such meeting or pursuant to such written consent. Whenever the term of office of the directors elected by the holders of Series II Class B Preferred Stock voting as a class shall end and the special voting powers vested in the holders of Series II Class B Preferred Stock voting as a class shall end and the special voting powers vested in the holders of Series II Class B Preferred Stock as provided in this Section 4 shall have expired, the number of directors shall be such number as may be provided for in the Articles of Incorporation or Bylaws irrespective of any increase made pursuant to the provisions of this Section 4.

     5.   Redemption.  The outstanding shares of Series II Class B Preferred
          ----------
Stock shall be nonredeemable prior to the lapse of three (3) years from the date of issuance. On and after such date, the Series II Class B Preferred Stock may be redeemed at the option of the Corporation, as a whole at any time or in part from time to time, at the Redemption Price of $15.00 per share plus all dividends (whether or not declared or due) accrued and unpaid to the date of redemption (subject to the right of the holder of record of shares of Series II Class B Preferred Stock on a record date for the payment of a dividend on the Series II Class B

Preferred Stock to receive the dividend due on such shares of Series II Class B Preferred Stock on the corresponding Dividend Due Date.)

     No sinking fund shall be established for the Series II Class B Preferred Stock.

     Notice of any proposed redemption of shares of Series II Class B
Preferred Stock shall be mailed by means of first class mail, postage paid, addressed to the holders of record of the shares of Series II Class B Preferred Stock to be redeemed, at their respective addresses then appearing on the books of the Corporation, at least thirty (30) but not more than sixty (60) days prior to the date fixed for such redemption (herein referred to as the "Redemption Date"). Each such notice shall specify (i) the Redemption Date; (ii) the Redemption Price; (iii) the place for payment and for delivering the stock certificate(s) and transfer instrument(s) in order to collect the Redemption Price; (iv) the shares of Series II Class B Preferred Stock to be redeemed; and
(v) the then effective Conversion Price (as defined below) and that the right of holders of shares of Series II Class B Preferred Stock being redeemed to exercise their conversion right shall terminate as to such shares at the close of business on the fifth day before the Redemption Date (provided that no default by the Corporation in the payment of the applicable Redemption Price (including any accrued and unpaid dividends) shall have occurred and be continuing). Any notice mailed in such manner shall be conclusively deemed to have been duly given whether or not such notice is in fact received. If less than all the outstanding shares of Series II Class B Preferred Stock are to be redeemed, the Corporation will select those to be redeemed by lot or by a substantially equivalent method. In order to facilitate the redemption of Series II Class B Preferred Stock to be redeemed, which shall not be more than sixty
(60) days prior to the Redemption Date with respect thereto.

     The holder of any shares of Series II Class B Preferred Stock redeemed upon any exercise of the Corporation's redemption right shall not be entitled to receive payment of the Redemption Price for such shares until such holder shall cause to be delivered to the place specified in the notice given with respect to such redemption (i) the certificate(s) representing such shares of Series II Class B Preferred Stock; and (ii) transfer instrument(s) satisfactory to the Corporation and sufficient to transfer such shares of Series II Class B Preferred Stock to the Corporation free of any adverse interest. No interest shall accrue on the Redemption Price of any share of Series II Class B Preferred Stock after its Redemption Date.

     Subject to Section 2 hereof, the Corporation shall have the right to purchase shares of Series II Class B Preferred Stock from the owner of such shares on such terms as may be agreeable to such owner. Shares of Series II Class B Preferred Stock may be acquired by the Corporation from any stockholder pursuant to this paragraph without offering any other stockholder an equal opportunity to sell his stock to the Corporation, and no purchase by the Corporation from any stockholder pursuant to this paragraph shall be deemed to create any right on the part of any stockholder to sell any shares of Series II Class B Preferred Stock (or any other stock) to the Corporation.

     Notwithstanding the foregoing provisions of this Section 5, and subject to the provisions of Section 2 hereof, if a dividend upon any shares of Series II Class B Preferred Stock is past due, (i) no shares of the Series II Class B Preferred Stock may be redeemed, except (A) by means of a redemption pursuant to which all outstanding shares of the Series II Class B Preferred Stock are simultaneously redeemed (or offered to be so redeemed) or pursuant to which the outstanding shares of the Series II Class B Preferred Stock are redeemed on a pro rata basis (or offered to be so redeemed), or (B) by conversion of shares of Series II Class B Preferred Stock into, or exchange of such shares for, Common Stock or any other stock of the Corporation ranking junior to the Series II Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up.

     6.   Liquidation.  In the event of any voluntary or involuntary
          -----------
dissolution, liquidation or winding up of the Corporation (for the purposes of this Section 6, a "Liquidation"), before any distribution of assets shall be made to the holders of the Common Stock or the holders of any other stock that ranks junior to the Series II Class B Preferred Stock in respect of distributions upon the Liquidation of the Corporation, the holder of each share of Series II Class B Preferred Stock then outstanding shall be entitled to $12.50 per share plus all dividends (whether or not declared or due) accrued and unpaid on such share on the date fixed for the distribution of assets of the Corporation to the holders of Series II Class B Preferred Stock.

     If upon any Liquidation of the Corporation, the assets available for distribution to the holder of Series II Class B Preferred Stock which shall then be outstanding (hereinafter in this paragraph called the "Total Amount Available") shall be insufficient to pay the holders of all outstanding shares of Series II Class B Preferred Stock the full amounts (including all dividends accrued and unpaid) to which they shall be entitled by reason of such Liquidation of the Corporation, then there shall be paid ratably to the holders of the Series II Class B Preferred Stock in connection with such Liquidation of the Corporation, an amount equal to each holder's pro rata share of the Total Amount Available.

     The voluntary sale, conveyance, lease, exchange or transfer of all or substantially all the property or assets of the Corporation, or the merger or consolidation of the Corporation into the Corporation, or any purchase or redemption of some or all of the shares of any class or series of stock of the Corporation, shall not be deemed to be a Liquidation of the corporation for the purposes of this Section 6 (unless in connection therewith the Liquidation of the Corporation is specifically approved).

     7.   Conversion Privilege.  At any time subsequent to three years after
          --------------------
issuance of any share of Series II Class B Preferred Stock, the holder of any share of Series II Class B Preferred Stock ("Holder") shall have the right, at such Holder's option (but if such share is called for redemption or exchange at the election of the Corporation, then in respect of such share only to and including but not after the close of business on (i) the fifth calendar day before the date fixed for such redemption; or (ii) the date fixed for such exchange, provided that the Corporation has set aside funds sufficient to effect such redemption to convert such share into that number of fully paid and non-assessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) obtained by dividing $10.00 by the Conversion Rate then in effect.

          a.   Conversion Rate.  Each share of Series II Class B Preferred Stock
               ---------------
     may be converted, subject to the terms and provisions of this paragraph 2 into one (1) share of the Corporation's Common Stock, which is a price equal to one share of Common Stock for each $10.00 of Series II Class B Preferred Stock or, in case an adjustment of such rate has taken place pursuant to the provisions of subdivision (f.) of this paragraph (7), then at the Conversion Rate as last adjusted (such rate or adjusted rate, shall be expressed as the number of shares of Common Stock to be acquired upon conversion of one share of Series II Class B Preferred Stock, and shall be referred to herein as the "Conversion Rate"). Each share of Series II Class B Preferred Stock shall be Convertible into Common Stock by surrender to the corporation of the certificate representing such shares of Series II Class B Preferred Stock to be converted by the Holder and by giving written notice to the Corporation of the Holder's election to convert.

          The Corporation shall, as soon as practicable after receipt of such written notice and the proper surrender to the Corporation of the certificate or certificates representing shares of Series II Class B Preferred Stock to be converted in accordance with the above provisions, issue and deliver for the benefit of the Holder at the office of the Corporation's duly appointed transfer agent (the "Transfer Agent") to the Holder for whose account such shares of Series II Class B Preferred Stock were so surrendered or to such Holder's nominee or nominees, certificates for the number of shares of Common Stock to which the Holder shall be entitled. The certificates of Common Stock of the Corporation issued upon conversion shall bear such legends as may be required by state or federal laws. Such conversion shall be deemed to have been effective immediately prior to the close of business on the date on which the Corporation shall have received both such written notice and the properly surrendered certificates for shares of Series II Class B Preferred Stock to be converted (the "Conversion Date"), and at such time the rights of the Holder shall cease and the person or persons entitled to receive the shares of Common Stock issuable upon the conversion of such shares of Series II Class B Preferred Stock shall be deemed to be, and shall be treated for all purposes as, the record Holder or Holders of such Common Stock on the Conversion Date. The Corporation shall not be required to convert, and no surrender of shares of Series II Class B Preferred Stock or written notice of conversion with respect thereto shall be effected for that purpose, while the stock transfer books of the Corporation are closed for any reasonable business purpose for any reasonable period of time, but the proper surrender of shares of Series II Class B Preferred Stock for conversion immediately upon the reopening of such books. During the period in which the stock transfer books of the Corporation are closed, the

     Corporation may neither declare a dividend, declare a record date for payment of dividends nor make any payment of dividends.

          b.   Dividends.  If any shares of Class B Preferred Stock shall be
               ---------
     converted during any dividend payment period, the Holder shall be entitled to all dividends accrued up to and through such Conversion Date, at the rate set forth herein, whether or not there has been a dividend date, as set forth in paragraph 2 hereof.

          c.   Cancellation.  Class B Preferred Stock converted into Common
               ------------
     Stock pursuant to the provisions of this paragraph (7) shall be retired and cancelled by the Corporation and given the status of authorized and unissued preferred stock.

          d.   Reissuance if Conversion is Partial.  In the case of any
               -----------------------------------
     certificate representing shares of Series II Class B Preferred Stock which is surrendered for conversion only in part, the Corporation shall issue and deliver to the Holder a new certificate or certificates for Series II Class B Preferred Stock of such denominations as requested by the Holder in the amount of Series II Class B Preferred Stock equal to the unconverted shares of the Series II Class B Preferred Stock represented by the certificate so surrendered.

          e.   Reservations of Shares.  The Corporation shall at all times
               ----------------------
     during which shares of Series II Class B Preferred Stock may be converted into Common Stock as provided in this paragraph (e), reserve and keep available, out of any Common Stock held as treasury stock or out of its authorized and unissued Common Stock, or both, solely for the purpose of delivery upon conversion of the shares of Series II Class B Preferred Stock as herein provided, such number of shares of Common Stock as shall then be sufficient to effect the conversion of all shares of Series II Class B Preferred Stock from time to time outstanding, and shall take such action as may from time to time be necessary to ensure that such shares of Common Stock will, when issued upon conversion of Series II Class B Preferred Stock, be fully paid and nonassessable.

          f.   Adjustment of Conversion Rate.  The Conversion Rate provided in
               -----------------------------
     subdivision (a) of this paragraph (7), in respect of Class B Preferred Stock, shall be subject to adjustments from time to time as follows:

            (i) While any shares of Series II Class B Preferred Stock shall be outstanding, in case the Corporation shall subdivide the outstanding shares of Common Stock into a greater number of shares of Common Stock or combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock, or issue, by reclassification of its shares of Common Stock any shares of the Corporation, the Conversion Rate in effect immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the number of shares which it would have owned or been entitled to receive after the happening of any of the events described above, had such shares of Series II Class B Preferred Stock been converted immediately prior to the happening of such event, such adjustment to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination or reclassification, as the case may be, becomes effective.

            (ii) In case the Corporation shall be consolidated with, or merge into, any other corporation, and the Corporation does not survive, proper provisions shall be made as a part of the terms of such consolidation or merger, whereby the Holder shall thereafter be entitled, upon exercise of such Holder's conversion rights, to receive the kind and amount of shares of stock or other securities of the Corporation resulting from such consolidation or merger, or such other property, as the Holder would have received if such conversion rights were exercised immediately prior to the effectiveness of such merger of consolidation.

            (iii) In the event the Corporation at any time, or from time to time after June 15, 1997 makes or issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock or Common Stock Equivalents (as defined herein) which does not provide for the payment of any consideration upon the issuance, conversion or exercise thereof, without a corresponding dividend or other distribution to the Holder, based upon the number of shares of Common Stock into which the Series II Class B Preferred Stock is convertible, then and in each such event the Conversion Rate then in effect will be increased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying such Conversion Rate by a fraction:

                  (A) The numerator of which will be the total number of shares of Common Stock issues and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution (which, in the case of Common Stock Equivalents, shall mean the maximum number of shares of Common Stock issuable with respect thereto, as set forth in the instrument relative thereto without regard to any provision for subsequent adjustment); and

                  (B) The denominator of which will be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date;

            provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Rate will be recomputed accordingly as of the close of business on such record date, and thereafter such Conversion Rate will be adjusted pursuant to this subparagraph (iii) as of the time of actual payment of such dividends or distributions.

               (iv) In the event the Corporation at any time or from time to time after June 15, 1997 makes or issues, or fixes a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable to all holders of Common Stock in securities of the Corporation or Common Stock Equivalents, then, upon making such dividend or distribution provisions will be made so that the Holder will receive the amount of securities of the Corporation which it would have received had its Series II Class B Preferred Stock been converted into Common Stock on the date of such event.

               (v) In the event the Corporation sells or issues any Common Stock, or sells or issues Common Stock Equivalents which can be converted into Common Stock at a per share consideration (as defined below in this subparagraph (v) of paragraph 7(f) less than the Stipulated Price then in effect, then the Holder shall be entitled to purchase from the Corporation in cash (for the same per share consideration at which such Common Stock was issued or the per share price at which a share of Common Stock is acquirable upon exercise or conversion of Common Stock Equivalents) that additional number of shares of Common Stock which, when added to the number of shares of Common Stock acquirable by the Holder upon conversion of any shares of Series II Class B Preferred Stock outstanding and held by such Holder immediately before such issue or sale (the "Acquirable Shares"), will equal a percentage of the number of shares of Common Stock Deemed Outstanding (as defined herein) immediately after such sale or issuance that is the same as the percentage of the number of shares of Common Stock Deemed Outstanding immediately before such issuance or sale represented by the Acquirable Shares. This right shall exist for a forty-five-day period following the sale or issuance of shares of Common Stock or Common Stock Equivalents, and thereafter shall cease to exist.

               For the above purposes, the per share consideration with respect to the sale or issuance of Common Stock will be the price per share received by the Corporation, prior to the payment of any expenses, commissions, discounts and other applicable costs. With respect to the sale or issuance of Common Stock Equivalents which are convertible into or exchangeable for Common Stock without further consideration, the per share consideration will be determined by dividing the maximum number of shares of Common Stock issuable with respect to such Common Stock Equivalents (as set forth in the instrument relating thereto without regard to any provisions contained therein for subsequent adjustment of such number) into the aggregate consideration receivable by the Corporation upon the sale or issuance of such Common Stock Equivalents. With respect to the issuance of other Common Stock Equivalents, the per share consideration will be determined by dividing the maximum number of shares of Common Stock issuable with respect to such Common Stock Equivalents into the total aggregate consideration received by the Corporation upon the sale or issuance of such Common Stock Equivalents plus the minimum aggregate amount of additional consideration received by the Corporation upon the conversion or exercise of such Common Stock Equivalents. In connection with the sale or issuance of Common Stock and/or Common Stock Equivalents for non-cash consideration, the amount of consideration will be the fair market value of such consideration as determined in good faith by the Board of Directors of the Corporation.

               (vi) As used herein, the term "Stipulated Price" means initial price of $10.00 per share of Common Stock, as adjusted from time to time pursuant to subparagraph (viii) of this paragraph 7(f); and the term "Common Stock Equivalent" means any securities (whether debt or equity securities) or rights issued by the Corporation convertible into or entitling the holder thereof to receive shares of, or securities convertible into, Common Stock. The number of shares of "Common Stock Deemed Outstanding" at any date shall equal the sum of the number of shares of Common Stock then outstanding plus the number of shares of Common Stock then obtainable pursuant to Common Stock Equivalents.

               (vii) In the event the Corporation declares any dividend or distribution payable to holders of its Common Stock (other than dividends payable out of the Corporation's retained earnings or earned surplus and dividends payable in shares of Common Stock or in securities convertible into or exchangeable for shares of Common Stock or rights or warrants to purchase Common Stock or securities convertible into or exchangeable for shares of Common Stock or any other securities issued by the Corporation), the Conversion Rate in effect immediately prior to the record date for such dividend or distribution shall be proportionately adjusted so that the Holder shall be entitled to receive the number of shares of Common Stock into which such shares of Common Stock or Preferred Stock was convertible immediately prior to such record date multiplied by a fraction, the numerator of which is the fair market value of a share of Common Stock on such record date and the denominator of which is such per share fair market value of a share of Common Stock on such record date less the fair market value on such record date of the securities or other property which are distributed as a dividend or other distribution. The term

            "fair market value" of a share of Common Stock or of any other security or other type of property on any date means (A) in the case of Common Stock or any other security (I) if the principal trading market for such Common Stock or other security is an exchange or the NASDAQ national market on such date, the closing price on such exchange or the NASDAQ national market on such date, provided, if trading of such Common Stock or other security is listed on any consolidated tape, the fair market value shall be the closing price set forth on such consolidated tape on such date, or (II) if the principal market for such Common Stock or other security is the over-the-counter market (other than the NASDAQ national market) the mean between the closing bid and asked prices on such date as set forth by NASDAQ or (B) in the case of Common Stock or any other security for which the fair market value cannot be determined pursuant to clause (A) above or of any other security or type of property, fair market value thereof on such date as determined in good faith by the Board of Directors.

               (viii) Whenever the Conversion Rate is adjusted pursuant to this paragraph (7)(f), the Stipulated Price shall also be adjusted by multiplying it by a fraction that is the reciprocal of the fraction used to adjust the Conversion Rate.

               (ix) The Corporation will not, by amendment of its Articles of Incorporation or through any dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but at all times in good faith will assist in the carrying out of all the provisions of this paragraph and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holder against impairment.

               (x) No adjustment in the Conversion Rate shall be required, unless such adjustment would require an increase or decrease of at least one (1) share of Common Stock in the Conversion Rate of one share of Series II Class B Preferred Stock, provided that all adjustments which do not meet this minimum requirement shall be cumulated and the adjustment will be made when the cumulated total is sufficient to require an adjustment. All calculations made pursuant to this subparagraph (x) of paragraph (7)(f) shall be made to the nearest one-hundredth (1/100th) of a share of Common Stock.

     g.     Fractional Shares.  No fractional shares of Common Stock or scrip
            -----------------
representing fractional shares of Common Stock shall be issued upon any conversion of shares of Series II Class B Preferred Stock but, in lieu thereof, there shall be paid an amount in cash equal to the same fraction of the current market price of a whole share of Common Stock on the day preceding the day of conversion.

     h.   Statement to Transfer Agent.  Whenever the Conversion Rate for shares
          ---------------------------
of Series II Class B Preferred Stock shall be adjusted pursuant to the provisions of paragraph (7)(f) hereof, the Corporation shall forthwith maintain at its office and, if applicable, file with the Transfer Agent for shares of Series II Class B Preferred Stock and for shares of Common Stock, a statement signed by the President or a Vice President of the Corporation and by its Treasurer or an Assistant Treasurer, stating the adjusted Conversion Rate and setting forth in reasonable detail the method of calculation and the facts requiring such adjustment, such calculations to be confirmed by the Corporation's independent auditors, and stating the faces on which the calculation is based. Each adjustment shall remain in effect until a subsequent adjustment hereunder is required.

     8.   Registration Rights.
          -------------------

          a.   Piggyback Registration.  The Corporation, for a period ending six
               ----------------------
months after the last share of Series II Class B Preferred Stock is redeemed, retired, converted or otherwise no longer outstanding, will give written notice to the Holder not less than 20 days in advance of the initial filing of any registration statement under the Securities Act of 1933 (other than a registration Statement pertaining to securities issuable pursuant to employee stock option, stock purchase, or similar plans or a registration statement pertaining to securities issuable in connection with the acquisition of a business, whether through merger, consolidation, acquisition of assets, or exchange of securities) covering any Common Stock or other securities of the Corporation, and will afford the Holder the opportunity to have included in such registration all or such part of the shares of Common Stock acquired upon conversion of Series II Class B Preferred Stock, as may be designated by written notice to the Corporation not later than 10 days following receipt of such notice from the Corporation. The Corporation shall be entitled to exclude the shares of Common Stock held by the Holder from any one, but not more than one, such registration if the Corporation is advised by its investment banking firm that the inclusion of such shares will, in the opinion of such investment banking firm, materially interfere with the orderly sale and distribution of the securities being offered under such registration statement by the Corporation. Notwithstanding the foregoing, the Corporation shall not be entitled to exclude the shares of Common Stock held by the Holder if shares of other shareholders are being included in any such registration statement and, in such circumstances, the Holder shall be entitled to include the shares of Common Stock held by them on a pro rata basis in the proportion that the number of shares of Common Stock held by the Holder bears to the shares of Common Stock held by all other shareholders, including shares in such registration statement. The Holder shall not be entitled to include shares in more than two registration statement pursuant to the provisions of this subdivision a of paragraph (8), and all rights of the Holder under this subdivision a of paragraph (8) shall terminate after the Holder has included shares of Common Stock in two registration statements pursuant to this subdivision a of paragraph (8).

     b.   Expenses.  The Corporation will pay all out-of-pocket costs and
          --------
expenses of any registration effected pursuant to the provisions of subdivision
(a) of this paragraph 8, including registration fees, legal fees, accounting fees, printing expenses (including such number of any preliminary and the final prospectus as may be reasonably requested), blue sky qualification fees and expenses, and all other expenses, except for underwriting commissions or discounts applicable to the shares of Common Stock being sold by the Holder and the fees of counsel for the Holder, all of which shall be paid by the Holder.

     c. Notwithstanding anything to the contrary contained herein, in the event that the Corporation files an initial registration statement under the Securities Act of 1933, as amended (other than a registration statement pertaining to securities issuable in connection with the acquisition of a business, whether through merger, consolidation, acquisition of assets or exchange of securities) concerning any Common Stock of the Corporation, it will afford the Holder the opportunity to convert his shares into that number of fully paid and non-assessable shares of Common Stock prior to the three year holding period stated in paragraph 7 above. The Corporation may also, at its option, accelerate its redemption rights pursuant to paragraph 4 above in the event that the Corporation files an initial registration statement under the Securities Act of 1933, as amended.

     9.   Reports.
          -------

     So long as any of the Series II Class B Preferred Stock shall be outstanding, the Corporation shall submit to the Holder financial reports no less frequently than annually.

     10.  Miscellaneous.
          -------------

          a. As used herein, the term "Common Stock" shall mean the Corporation's Common Stock, no par value, or, in the case of any reclassification or change of outstanding shares of Common Stock, the stock or securities issued in exchange for such Common Stock. The term "Common Stock" shall also include any capital stock of the Corporation authorized after June 15, 1995 which shall not be limited to a fixed sum or sums or percentage or percentages of par value in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

          b. The shares of Series II Class B Preferred Stock shall be fully transferable by the Holder thereof, subject to compliance with the applicable provisions of federal and state securities laws.

     IN WITNESS WHEREOF, RETRACTABLE TECHNOLOGIES, INC. has caused its corporate seal to be hereunto affixed and this Certificate to be signed by its President and Secretary this 10th day of May, 1997.



                                        /s/ Thomas J. Shaw
                                        ----------------------------------------
                                        President

ATTEST:


/s/ Shayne Blythe
---------------------------
Secretary

        CERTIFICATE OF DESIGNATION, PREFERENCES, RIGHTS AND LIMITATIONS
             OF THE SERIES III CLASS B CONVERTIBLE PREFERRED STOCK
                                      OF
                      RETRACTABLE TECHNOLOGIES, INC.


Pursuant to the Article 2.13 of the Texas Business Corporation Act and Article Four of its Articles of Incorporation, Retractable Technologies, Inc., a corporation organized and existing under the laws of the State of Texas (the Corporation),

DOES HEREBY CERTIFY that pursuant to the authority conferred upon the Board of Directors of the Corporation by the Articles of Incorporation, as amended, and pursuant to the Texas Business Corporation Act, said Board of Directors, by unanimous written consent executed July 2, 1998, adopted a resolution providing for the creation of a series of Preferred Stock consisting of not more than two million (2,000,000) shares of Series III Class B Convertible Preferred Stock, which resolution is and reads as follows:

RESOLVED that, pursuant to the authority provided in the Corporation's Articles of Incorporation and expressly granted to and vested in the Board of Directors of Retractable Technologies, Inc. (the "Corporation"), the Board of Directors hereby creates out of the Preferred Stock, par value one ($1.00) dollar per share, of the Corporation a series of Preferred Stock called the Series III Class B Preferred Stock, consisting of not more than two million (2,000,000) shares, and the Board of Directors hereby fixes the designation and the powers, preference and rights, and the qualifications, limitations and restrictions thereof, to the extent not otherwise provided in the Corporation's qualifications, limitations and restrictions thereof, to the extent not otherwise provided in the Corporation's Articles of Incorporation, as follows:

1. Designation of series. The designation of the series of Preferred Stock created by this resolution shall be "Series III Class B Convertible Preferred Stock" (the "Series III Class B Preferred Stock").

2.   Dividends on Series III Class B Preferred Stock.

     a. Dividend Amount. The holders of the Series III Class B Preferred Stock shall be entitled to receive, in any calendar year, if when and as declared by the Board of Directors, out of any assets at the time legally available therefor and subject to the further limitations set out herein, dividends at the per annum rate of $1.00 per share, all such dividends due quarterly in arrears as of the last day of each March, June, September and December of each year, the first dividend being declarable on December 31, 1998. On each date which a dividend may be declared is hereafter called the "Dividend Date," and each quarterly period ending with a Dividend Date is hereinafter referred to as the "Dividend Period." Dividends shall be payable fifteen calendar days after the Dividend Due Date, provided however, that if such date on which a dividend is payable is a Saturday, Sunday or legal holiday, such dividend shall be payable on the next following business day to the holders of record (whether singular or plural, the "Holder").

     b. Dividends Cumulative. Dividends upon the Series III Class B Preferred Stock shall be accrued and be cumulative, whether or not in any Dividend Period or Periods there shall be funds of the Corporation legally available for the payment of such dividends.

     c. Dividend Accrual. On each Dividend Due Date all dividends which shall have accrued since the last Dividend Due Date on each share of Series III Class B Preferred Stock outstanding on such Dividend Due Date shall accumulate and be deemed to become "due." Any dividend which shall not be paid on the Dividend Due Date on which it shall become due shall be deemed to be "past due" until such dividend shall be paid or until the share of Series III Class B Preferred Stock with respect to which such dividend became due shall no longer be outstanding, whichever is the earlier to occur. No interest, sum of money in lieu of interest or other property or securities shall be payable in respect of any dividend payment or payments which are past due. Dividends paid on shares of Series III Class B Preferred Stock in an amount less that the total amount of such dividends at the time accumulated and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares

PRIVATE PLACEMENT MEMORANDUM
----------------------------
RETRACTABLE TECHNOLOGIES, INC.
------------------------------
RTIPVTPL. July 10, 1998                  63                  EXHIBIT    D
                                                                      -----
          at the time outstanding. Dividend payments made with respect to a Dividend Due Date shall be deemed to be made in payment of the dividends which became due on that Dividend Due Date.

     d. Dividend Arrearage. If a dividend upon any shares of Series III Class B Preferred Stock is in arrears, all dividends or other distributions declared upon shares of the Series III Class B Preferred Stock (other than dividends paid in stock of the Corporation ranking junior to the Series III Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up) may only be declared pro rata. Except as set forth above, if a dividend upon any shares of Series III Class B Preferred Stock is in arrears: (i) no dividends (in cash, stock or other property) may be paid or declared and set aside for payment or any other distribution made upon any stock of the Corporation ranking junior to the Series III Class B Preferred Stock as to dividends (other than dividends of distributions in stock of the Corporation ranking junior to the Series III Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up); and
          (ii) no stock of the Corporation ranking junior to the Series III Class B Preferred Stock as to dividends may be (A) redeemed pursuant to a sinking fund or otherwise, except (1) by means of redemption pursuant to which all outstanding shares of the Series III Class B Preferred Stock are redeemed, or (2) by conversion of any such junior stock into, or exchange of any such junior stock into, or exchange of any such junior stock for stock of the Corporation ranking junior to the Series III Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up, or (B) purchased or otherwise acquired for any consideration by the Corporation except (1) pursuant to an acquisition made pursuant to the terms of one or more offers to purchase all of the outstanding shares of the Series III Class B Preferred Stock, which offers shall each have been accepted by the holders of at least 50% of the shares of the Series III Class B Preferred Stock receiving such offer outstanding at the commencement of the first of such purchase offers, or (2) by conversion into or exchange for stock of the Corporation ranking junior to the Series III Class B Preferred Stock as to dividends and upon liquidation or winding up.

3. General, Class and Series Voting Rights. Except as provided in this Section 3, or as otherwise from time to time required by law, the Series III Class B Preferred Stock shall have no voting rights.

     So long as any shares of Series III Class B Preferred Stock remain outstanding, the consent of the holders of at least fifty-one (51%) percent of the shares of Series III Class B Preferred Stock outstanding at the time voting separately as a class, given in person or by proxy, either in writing at any special or annual meeting called for the purpose, shall be necessary to permit, effect or validate any one or more of the following:

     (i) The authorization, creation or issuance, or any increase in the authorized or issued amount, of any class or series of stock (including any class or series of Preferred Stock) ranking equal or prior (as the terms are hereinafter defined in this Section 3) to the Series III Class B Preferred Stock; or

     (ii) The amendment, alteration, or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Articles of Incorporation or of this resolution which would alter or change the powers, preferences or special rights of the shares of the Series III Class B Preferred Stock so as to affect them adversely; provided, however, that any increase in the amount of authorized Preferred Stock, or the creation and issuance of other series of Preferred stock ranking junior to the Series III Class B Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to adversely affect such powers, preferences or special rights.

     The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Series III Class B Preferred Stock shall have been redeemed or sufficient funds shall have been deposited in trust to effect such redemption.

4. Redemption. The outstanding shares of Series III Class B Preferred Stock shall be nonredeemable prior to the lapse of three (3) years from the date of issuance. On and after such date, the Series III Class B Preferred Stock may be redeemed at the option of the Corporation, as a whole at any time or in part from time to time, at the Redemption Price of $15.00 per share plus all dividends (whether or not declared or due) accrued and unpaid to the date of redemption

PRIVATE PLACEMENT MEMORANDUM
----------------------------
RETRACTABLE TECHNOLOGIES, INC.
-----------------------------
RTIPVTPL. July 10, 1998                     64

     (subject to the right of the holder of record of shares of Series III Class B Preferred Stock on a record date for the payment of a dividend on the Series III Class B Preferred Stock to receive the dividend due on such shares of Series III Class B Preferred Stock on the corresponding Dividend Due Date).

     No sinking fund shall be established for the Series III Class B Preferred Stock.

     Notice of any proposed redemption of shares of Series III Class B Preferred Stock shall be mailed by means of first class mail, postage paid, addressed to the holders of record of the shares of Series III Class B Preferred Stock to be redeemed, at their respective addresses then appearing on the books of the Corporation, at least thirty (30) days but not more than sixty
     (60) days prior to the date fixed for such redemption (herein referred to as the "Redemption Date"). Each such notice shall specify (i) the Redemption Date; (ii) the Redemption Price; (iii) the place for payment and for delivering the stock certificate(s) and transfer instrument(s) in order to collect the Redemption Price; (iv) the shares of Series III Class B Preferred Stock to be redeemed; and (v) the then effective Conversion Price (as defined below) and that the right of holders of shares of Series III Class B Preferred Stock being redeemed to exercise their Conversion right shall terminate as to such shares at the close of business on the fifth day before the Redemption Date, provided that no default by the Corporation in the payment of the applicable Redemption Price (including any accrued and unpaid dividends) shall have occurred and be continuing. Any notice mailed in such manner shall be conclusively deemed to have been duly given whether or not such notice is, in fact, received. If less than all the outstanding shares of Series III Class B Preferred Stock are to be redeemed, the Corporation will select those to be redeemed by lot or by a substantially equivalent method. In order to facilitate the redemption of Series III Class B Preferred Stock to be redeemed, notice of any such proposed redemption, shall not be more than sixty (60) days prior to the Redemption Date with respect thereto.

     The holder of any shares of Series III Class B Preferred Stock redeemed upon any exercise of the Corporation's redemption right shall not be entitled to receive payment of the Redemption Price for such shares until such holder shall cause to be delivered to the place specified in the notice given with respect to such redemption (i) the certificate(s) representing such shares of Series III Class B Preferred Stock; and (ii) transfer instrument(s) satisfactory to the Corporation and sufficient to transfer such shares free of any adverse interest. No interest shall accrue on the Redemption Price of any share of Series III Class B Preferred Stock after its Redemption Date.

     Subject to Section 2 hereof, the Corporation shall have the right to purchase shares of Series III Class B Preferred Stock from the owner of such shares on such terms as may be agreeable to such owner. Shares of Series III Class B Preferred Stock may be acquired by the Corporation from any stockholder pursuant to this paragraph without offering any other stockholder an equal opportunity to sell his stock to the Corporation, and no purchase by the Corporation from any stockholder pursuant to this paragraph shall be deemed to create any right on the part of any stockholder to sell any shares of Series III Class B Preferred Stock (or any other stock) to the Corporation.

     Notwithstanding the foregoing provisions of this Section 4, and subject to the provisions of Section 2 hereof, if a dividend upon any shares of Series III Class B Preferred Stock is past due, (i) no shares of the Series III Class B Preferred Stock may be redeemed, except (A) by means of a redemption pursuant to which all outstanding shares of the Series III Class B Preferred Stock are simultaneously redeemed (or offered to be so redeemed) or pursuant to which the outstanding shares of the Series III Class B Preferred Stock are redeemed on a pro rata basis (or offered to be so redeemed), or (B) by conversion of shares of Series III Class B Preferred Stock into, or exchange of such shares for, Common Stock or any other stock of the Corporation ranking junior to the Series III Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up.

5. Liquidation. In the event of any voluntary or involuntary dissolution, liquidation or winding up of the Corporation (for the purposes of this Section 5, a "Liquidation"), before any distribution of assets shall be made to the holders of the Common Stock or the holders of any other stock that ranks junior to the Series III Class B Preferred Stock in respect of distributions upon the Liquidation of the Corporation, the holder of each share of Series III Class B Preferred Stock then outstanding shall be entitled to $12.50 per share plus all dividends (whether or not declared or due) accrued

PRIVATE PLACEMENT MEMORANDUM
----------------------------
RETRACTABLE TECHNOLOGIES, INC.
-----------------------------
RTIPVTPL. July 10, 1998                   65
     and unpaid on such share on the date fixed for the distribution of assets of the Corporation to the holders of Series III Class B Preferred Stock.

     If upon any Liquidation of the Corporation, the assets available for distribution to the holder of Series III Class B Preferred Stock which shall then be outstanding (hereinafter in this paragraph called the "Total Amount Available") shall be insufficient to pay the holders of all outstanding shares of Series III Class B Preferred Stock the full amounts (including all dividends accrued and unpaid) to which they shall be entitled by reason of such Liquidation of the Corporation, then there shall be paid ratably to the holders of the Series III Class B Preferred Stock in connection with such Liquidation of the Corporation, an amount equal to each holder's pro rata share of the Total Amount Available.

     The voluntary sale, conveyance, lease, exchange or transfer of all or substantially all the property or assets of the Corporation, or the merger or consolidation of the Corporation into another Corporation, or any purchase or redemption of some or all of the shares of any class or series of stock of the Corporation, shall not be deemed to be a Liquidation of the Corporation for the purposes of this Section 6 (unless in connection therewith the Liquidation of the Corporation is specifically approved).

6. Conversion Privilege. At any time subsequent to three years after issuance of any share of Series III Class B Preferred Stock, the holder of any share of Series III Class B Preferred Stock ("Holder") shall have the right, at such Holder's option (but if such share is called for redemption or exchange at the election of the Corporation, then in respect of such share only to and including but not after the close of business on (i) the fifth calendar day before the date fixed for such redemption; or (ii) the date fixed for such exchange, provided that the Corporation has set aside funds sufficient to effect such redemption) to convert such share into that number of fully paid and non-assessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) obtained by dividing $10.00 by the Conversion Rate then in effect.

     a. Conversion Rate. Each share of Series III Class B Preferred Stock may be converted, subject to the terms and provisions of this paragraph 6 into one (1) share of the Corporation's Common Stock, which is a price equal to one share of Common Stock for each $10.00 of Series III Class B Preferred Stock or, in case an adjustment of such rate has taken place pursuant to the provisions of subdivision (f) of this paragraph 6, then at the Conversion Rate as last adjusted (such rate or adjusted rate, shall be expressed as the number of shares of Common Stock to be acquired upon conversion of one share of Series III Class B Preferred Stock, and shall be referred to herein as the "Conversion Rate"). Each share of Series III Class B Preferred Stock shall be Convertible into Common Stock by surrender to the Corporation of the certificate representing such shares of Series III Class B Preferred Stock to be converted by the Holder and by giving written notice to the Corporation of the Holder's election to convert.

          The Corporation shall, as soon as practicable after receipt of such written notice and the proper surrender to the Corporation of the certificate or certificates representing shares of Series III Class B Preferred Stock to be converted in accordance with the above provisions, issue and deliver for the benefit of the Holder at the office of the Corporation's duly appointed transfer agent (the "Transfer Agent") to the Holder for whose account such shares of Series III Class B Preferred Stock were so surrendered or to such Holder's nominee or nominees, certificates for the number of shares of Common Stock to which the Holder shall be entitled. The certificates of Common Stock of the Corporation issued upon conversion shall bear such legends as may be required by state or federal laws. Such conversion shall be deemed to have been effective immediately prior to the close of business on the date on which the Corporation shall have received both such written notice and the properly surrendered certificates for shares of Series III Class B Preferred Stock to be converted (the "Conversion Date"), and at such time the rights of the Holder shall cease and the person or persons entitled to receive the shares of Common Stock issuable upon the conversion of such shares of Series III Class B Preferred Stock shall be deemed to be, and shall be treated for all purposes as, the record Holder or Holders of such Common Stock on the Conversion Date. The Corporation shall not be required to convert, and no surrender of shares of Series III Class B Preferred Stock or written notice of conversion with respect thereto shall be effected for that purpose, while the stock transfer books of the Corporation are closed for any reasonable business purpose for any reasonable period of time, but shall be required to convert upon the proper surrender of shares of Series III Class B Preferred Stock for conversion

PRIVATE PLACEMENT MEMORANDUM
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RTIPVTPL. July 10, 1998                   66
          immediately upon the reopening of such books. During the period in which the stock transfer books of the Corporation are closed, the Corporation may neither declare a dividend, declare a record date for payment of dividends nor make any payment of dividends.

     b. Dividends. If any shares of Series III Class B Preferred Stock shall be converted during any dividend payment period, the Holder shall be entitled to all dividends accrued up to and through such Conversion Date, at the rate set forth herein, whether or not there has been a dividend date, as set forth in paragraph 2 hereof.

     c. Cancellation. Series III Class B Preferred Stock converted into Common stock pursuant to the provisions of this paragraph 6 shall be retired and cancelled by the Corporation and given the status of authorized and unissued preferred stock.

     d. Reissuance if Conversion is Partial. In the case of any certificate representing shares of Series III Class B Preferred Stock which is surrendered for conversion only in part, the Corporation shall issue and deliver to the Holder a new certificate or certificates for Series III Class B Preferred Stock of such denominations as requested by the Holder in the amount of Series III Class B Preferred Stock equal to the unconverted shares of the Series III Class B Preferred Stock represented by the certificate so surrendered.

     e. Reservations of Shares. The Corporation shall at all times during which shares of Series III Class B Preferred Stock may be converted into Common Stock as provided in this paragraph (e), reserve and keep available, out of any Common Stock held as treasury stock or out of its authorized and unissued Common Stock, or both, solely for the purpose of delivery upon conversion of the shares of Series III Class B Preferred Stock as herein provided, such number of shares of Common Stock as shall then be sufficient to effect the conversion of all shares of Series III Class B Preferred Stock from time to time outstanding, and shall take such action as may from time to time be necessary to ensure that such shares of Common Stock will, when issued upon conversion of Series III Class B Preferred Stock, be fully paid and nonassessable.

     f. Adjustment of Conversion Rate. The Conversion Rate provided in subdivision (a) of this paragraph 6, in respect of Series III Class B Preferred Stock, shall be subject to adjustments from time to time as follows:

          (i) While any shares of Series III Class B Preferred Stock shall be outstanding, in case the Corporation shall subdivide the outstanding shares of Common Stock into a greater number of shares of Common Stock or combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock, or issue, by reclassification of its shares of Common Stock, any shares of the Corporation, the Conversion Rate in effect immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the number of shares which it would have owned or been entitled to receive after the happening of any of the events described above, had such shares of Series III Class B Preferred Stock been converted immediately prior to the happening of such event, such adjustment to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination or reclassification, as the case may be, becomes effective.

          (ii) In case the Corporation shall be consolidated with, or merge into, any other corporation, and the Corporation does not survive, proper provisions shall be made as a part of the terms of such consolidation or merger, whereby the Holder shall thereafter be entitled, upon exercise of such Holder's conversion rights, to receive the kind and amount of shares of stock or other securities of the Corporation resulting from such consolidation or merger, or such other property, as the Holder would have received if such conversion rights were exercised immediately prior to the effectiveness of such merger or consolidation.

          (iii) In the event the Corporation at any time, or from time to time after August 1, 1998 makes or issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock or Common Stock Equivalents (as defined herein) which does not provide for the payment of any consideration upon the issuance, conversion or exercise

PRIVATE PLACEMENT MEMORANDUM
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------------------------------
RTIPVTPL. July 10, 1998                  67
          thereof, without a corresponding dividend or other distribution to the Holder, based upon the number of shares of Common Stock into which the Series III Class B Preferred Stock is convertible, then and in each such event the Conversion Rate then in effect will be increased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying such Conversion rate by a fraction:

          (A) The numerator of which will be the total number of shares of Common Stock issued and Outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution (which, in the case of Common Stock Equivalents, shall mean the maximum number of shares of Common Stock issuable with respect thereto, as set forth in the instrument relative thereto without regard to any provision for subsequent adjustment); and

          (B) The denominator of which will be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Rate will be recomputed accordingly as of the close of business on such record date, and thereafter such Conversion Rate will be adjusted pursuant to this subparagraph (iii) as of the time of actual payment of such dividends or distributions.

     (iv) In the event the Corporation at any time or from time to time after August 1, 1998 makes or issues, or fixes a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable to all holders of Common Stock in securities of the Corporation or Common Stock Equivalents, then, upon making such dividend or distribution provisions will be made so that the Holder will receive the amount of securities of the Corporation which it would have received had its Series III Class B Preferred Stock been converted into Common Stock on the date of such event.

     (v) In the event the Corporation sells or issues any Common Stock, or sells or issues Common Stock Equivalents which can be converted into Common Stock at a per share consideration (as defined below in this subparagraph (v) of paragraph 6(f) less than the Stipulated Price then in effect, then the Holder shall be entitled to purchase from the Corporation in cash (for the same per share consideration at which such Common Stock was issued or the per share price at which a share of Common Stock is acquirable upon exercise or conversion of Common Stock Equivalents) that additional number of shares of Common Stock which, when added to the number of shares of Common Stock acquirable by the Holder upon conversion of any shares of Series III Class B Preferred Stock outstanding and held by such Holder immediately before such issue or sale (the "Acquirable Shares"), will equal a percentage of the number of shares of Common Stock Deemed Outstanding (as defined herein) immediately after such sale or issuance that is the same as the percentage of the number of shares of Common Stock Deemed Outstanding immediately before such issuance or sale represented by the Acquirable Shares. This right shall exist for a forty-five-day period following the sale or issuance of shares of Common Stock or Common Stock Equivalents, and thereafter shall cease to exist.

          For the above purposes, the per share consideration with respect to the sale or issuance of Common Stock will be the price per share received by the Corporation, prior to the payment of any expenses, commissions, discounts and other applicable costs. With respect to the sale or issuance of Common Stock Equivalents which are convertible into or exchangeable for Common Stock without further consideration, the per share consideration will be determined by dividing the maximum number of shares of Common Stock issuable with respect to such Common Stock Equivalents (as set forth in the instrument relating thereto without regarding to any provisions contained therein for subsequent adjustment of such number) into the aggregate consideration receivable by the Corporation upon the sale or issuance of such Common Stock Equivalents. With respect to the issuance of other Common Stock Equivalents, the per share consideration will be determined by dividing the maximum number of shares of Common Stock issuable with respect to such Common Stock Equivalents into the total aggregate consideration received by the Corporation upon the sale

PRIVATE PLACEMENT MEMORANDUM
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RETRACTABLE TECHNOLOGIES, INC.
-----------------------------
RTIPVTPL. July 10, 1998                68
            or issuance of such Common Stock Equivalents plus the minimum aggregate amount of additional consideration received by the Corporation upon the conversion or exercise of such Common Stock Equivalents. In connection with the sale or issuance of Common Stock and/or Common Stock Equivalents for non-cash consideration, the amount of consideration will be the fair market value of such consideration as determined in good faith by the Board of Directors of the Corporation.

     (vi) As used herein, the term "Stipulated Price" means initial price of $10.00 per share of Common Stock, as adjusted from time to time pursuant to subparagraph (viii) of this paragraph 6(f); and the term "Common Stock Equivalent" means any securities (whether debt or equity securities) or rights issued by the Corporation convertible into or entitling the holder thereof to receive shares of, or securities convertible into, Common Stock. The number of shares of "Common Stock Deemed Outstanding" at any date shall equal the sum of the number of shares of Common Stock then outstanding plus the number of shares of Common Stock then obtainable pursuant to Common Stock Equivalents.

     (vii) In the event the Corporation declares any dividend or distribution payable to holders of its Common Stock (other than dividends payable out of the Corporation's retained earnings or earned surplus and dividends payable in shares of Common Stock or in securities convertible into or exchangeable for shares of Common Stock or rights or warrants to purchase Common Stock or securities convertible into or exchangeable for shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock or any other securities issued by the Corporation), the Conversion Rate in effect immediately prior to the record date for such dividend or distribution shall be proportionately adjusted so that the Holder shall be entitled to receive the number of shares of Common Stock into which such shares of Common Stock or Preferred Stock was convertible immediately prior to such record date multiplied by a fraction, the numerator of which is the fair market value of a share of Common Stock on such record date and the denominator of which is such per share fair market value of a share of Common Stock on such record date less the fair market value on such record date of the securities or other property which are distributed as a dividend or other distribution. The term "fair market value" of a share of Common Stock or of any other security or other type of property on any date means (A) in the case of Common Stock or any other security (I) if the principal trading market for such Common Stock or other security is an exchange or the NASDAQ national market on such date, the closing price on such exchange or the NASDAQ national market on such date, provided, if trading of such Common Stock or other security is listed on any consolidated tape, the fair market value shall be the closing price set forth on such consolidated tape on such date, or (II) if the principal market for such Common Stock or other security is the over-the-counter market (other than the NASDAQ national market) the mean between the closing bid and asked prices on such date as set forth by NASDAQ or
            (B) in the case of Common Stock or any other security for which the fair market value cannot be determined pursuant to clause (A) above or of any other security or type of property, fair market value thereof on such date as determined in good faith by the Board of Directors.

     (viii) Whenever the Conversion Rate is adjusted pursuant to this paragraph 6(f), the Stipulated Price shall also be adjusted by multiplying it by a fraction that is the reciprocal of the fraction used to adjust the Conversion Rate.

     (ix) The Corporation will not, by amendment of its Articles of Incorporation or through any dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but at all times in good faith will assist in the carrying out of all the provisions of this paragraph and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holder against impairment.

     (x) No adjustment in the Conversion Rate shall be required, unless such adjustment would require an increase or decrease of at least one (1) share of Common Stock in the Conversion Rate of one share of Series III Class B Preferred Stock, provided that all adjustments which do not meet this minimum requirement shall be cumulated and the adjustment will be made when the cumulated total is sufficient to require an adjustment.

PRIVATE PLACEMENT MEMORANDUM
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RETRACTABLE TECHNOLOGIES, INC.
------------------------------
RTIPVTPL. July 10, 1998                   69

              All calculations made pursuant to this subparagraph (x) of paragraph 6(f) shall be made to the nearest one-hundredth (1/100th) of a share of Common Stock.

     g. Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares of Common Stock shall be issued upon any conversion of shares of Series III Class B Preferred Stock but, in lieu thereof, there shall be paid an amount in cash equal to the same fraction of the current market price of a whole share of Common Stock on the day preceding the day of conversion.

     h. Statement to Transfer Agent. Whenever the Conversion Rate for shares of Series III Class B Preferred Stock shall be adjusted pursuant to the provisions of paragraph 6(f) hereof, the Corporation shall forthwith maintain at its office and, if applicable, file with the Transfer Agent for shares of Series III Class B Preferred Stock and for shares of Common Stock, a statement signed by the President or a Vice President of the Corporation and by its Treasurer or an Assistant Treasurer, stating the adjusted Conversion Rate and setting forth in reasonable detail the method of calculation and the facts requiring such adjustment, such calculations to be confirmed by the Corporation's independent auditors, and stating the facts on which the calculation is based. Each adjustment shall remain in effect until a subsequent adjustment hereunder is required.

7.   Registration Rights.

     a. Piggyback Registration. The Corporation, for a period ending six months after the last share of Series III Class B Preferred Stock is redeemed, retired, converted or otherwise no longer outstanding, will give written notice to the Holder not less than 20 days in advance of the initial filing of any registration statement under the Securities Act of 1933 (other than a registration Statement pertaining to securities issuable pursuant to employee stock option, stock purchase, or similar plans or a registration statement pertaining to securities issuable in connection with the acquisition of a business, whether through merger, consolidation, acquisition of assets, or exchange of securities) covering any Common Stock or other securities of the Corporation, and will afford the Holder the opportunity to have included in such registration all or such part of the shares of Common Stock acquired upon conversion of Series III Class B Preferred Stock, as may be designated by written notice to the Corporation not later than 10 days following receipt of such notice from the Corporation. The Corporation shall be entitled to exclude the shares of Common Stock held by the Holder from any one, but not more than one, such registration if the Corporation in its sole discretion decides that the inclusion of such shares will materially interfere with the orderly sale and distribution of the securities being offered under such registration statement by the Corporation. Notwithstanding the foregoing, the Corporation shall not be entitled to exclude the shares of Common Stock held by the Holder if shares of other shareholders are being included in any such registration statement and, in such circumstances, the Holder shall be entitled to include the shares of Common Stock held by them on a pro rata basis in the proportion that the number of shares of Common Stock held by the Holder bears to the shares of Common Stock held by all other shareholders, including shares in such registration statement. The Holder shall not be entitled to include shares in more than two registration statement pursuant to the provisions of this subdivision (a) of paragraph 7, and all rights of the Holder under this subdivision (a) of paragraph 7 shall terminate after the Holder has included shares of Common Stock in two registration statements pursuant to this subdivision A of paragraph 7.

     b. Expenses. The Corporation will pay all out-of-pocket costs and expenses of any registration effected pursuant to the provisions of subdivision (a) of this paragraph 7, including registration fees, legal fees, accounting fees, printing expenses (including such number of any preliminary and the final prospectus as may be reasonably requested), blue sky qualification fees and expenses, and all other expenses, except for underwriting commissions or discounts applicable to the shares of Common Stock being sold by the Holder and the fees of counsel for the Holder, all of which shall be paid by the Holder.

     c. Notwithstanding anything to the contrary contained herein, in the event that the Corporation files an initial registration statement under the Securities Act of 1933, as amended (other than a registration statement pertaining to securities issuable in connection with the acquisition of a business, whether through merger, consolidation,

PRIVATE PLACEMENT MEMORANDUM
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RTIPVTPL. July 10, 1998                   70
          acquisition of assets or exchange of securities) concerning any Common Stock of the Corporation, it will afford the Holder the opportunity to convert his shares into that number of fully paid and non-assessable shares of Common Stock prior to the three year holding period stated in paragraph 6 above. The Corporation may also, at its option at any time within one-hundred and eighty (180) days after an initial registration statement is deemed effective, demand the conversion of the Series III Class B Preferred Stock into that number of fully paid and non-assessable shares of Common Stock as provided herein.

8.   Reports.

     So long as any of the Series III Class B Preferred Stock shall be outstanding, the Corporation shall submit to the Holder financial reports no less frequently than annually.

9.   Miscellaneous.

     a. As used herein, the term "Common Stock" shall mean the Corporation's Common Stock, no par value, or, in the case of any reclassification or change of outstanding shares of Common Stock, the stock or securities issued in exchange for such Common Stock. The term "Common Stock" shall also include any capital stock of the Corporation authorized after March 31, 1998 which shall not be limited to a fixed sum or sums or percentage or percentages of par value in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

     b. The shares of Series III Class B Preferred Stock shall be fully transferable by the Holder thereof, subject to compliance with the applicable provisions of federal and state securities laws.

IN WITNESS WHEREOF, RETRACTABLE TECHNOLOGIES, INC. has caused its corporate seal to be hereunto affixed and this Certificate to be signed by its Chief Executive Officer Secretary this 10 day of July, 1998.

                                       /s/ Thomas J. Shaw
                                     -------------------------------------
                                     THOMAS J. SHAW,
                                     Its: Chief Executive Officer

ATTEST:

  /s/ Lillian E. Salerno
----------------------------
LILLIAN E. SALERNO
Secretary

PRIVATE PLACEMENT MEMORANDUM
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RETRACTABLE TECHNOLOGIES, INC.
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RTIPVTPL. July 10, 1998                   71

        CERTIFICATE OF DESIGNATION, PREFERENCES, RIGHTS AND LIMITATIONS
             OF THE SERIES IV CLASS B CONVERTIBLE PREFERRED STOCK
                                      OF
                        RETRACTABLE TECHNOLOGIES, INC.

Pursuant to Article 2.13 of the Texas Business Corporation Act and Article Four of its Articles of Incorporation, Retractable Technologies, Inc., a corporation organized and existing under the laws of the State of Texas (the "Corporation"),

DOES HEREBY CERTIFY that, pursuant to the authority conferred upon the Board of Directors of the Corporation by the Articles of Incorporation, as amended, and pursuant to the Texas Business Corporation Act, said Board of Directors, by unanimous written consent, executed December 20, 1999, adopted a resolution providing for the creation of a series of Preferred Stock consisting of not more than one million three hundred thousand (1,300,000) shares of Series IV Class B Convertible Preferred Stock, which resolution is and reads as follows:

RESOLVED that pursuant to the authority provided in the Corporation's Articles of Incorporation and expressly granted to and vested in the Board of Directors of the Corporation, the Board of Directors hereby creates out of the Preferred Stock, par value One Dollar ($1.00) per share, of the Corporation a series of Preferred Stock called the Series IV Class B Preferred Stock, consisting of not more than one million three hundred thousand (1,300,000) shares, and the Board of Directors hereby fixes the designation and the powers, preference and rights, and the qualifications, limitations and restrictions thereof, to the extent not otherwise provided in the Corporation's qualifications, limitations and restrictions thereof, to the extent not otherwise provided in the Corporation's Articles of Incorporation, as follows:

1. Designation of Series. The designation of the series of Preferred Stock created by this resolution shall be "Series IV Class B Convertible Preferred Stock" (the "Series IV Class B Preferred Stock").

2.   Dividends on Series IV Class B Preferred Stock.

          a. Dividend Amount. The holders of the Series IV Class B Preferred Stock shall be entitled to receive, in any calendar year, if, when and as declared by the Board of Directors, out of any assets at the time legally available therefor and subject to the further limitations set out herein, dividends at the per annum rate of $1.00 per share, all such dividends due quarterly in arrears as of the last day of each March, June, September and December of each year, the first dividend being declarable on December 31, 2000. On each date which a dividend may be declared is hereafter called the "Dividend Date," and each quarterly period ending with a Dividend Date is hereinafter referred to as the "Dividend Period." Dividends shall be payable fifteen calendar days after the Dividend Due Date, provided however, that if such date on which a dividend is payable is a Saturday, Sunday or legal holiday, such dividend shall be payable on the next following business day to the holders of record (whether singular or plural, the "Holder").

          b. Dividends Cumulative. Dividends upon the Series IV Class B Preferred Stock shall be accrued and be cumulative, whether or not in any Dividend Period or Periods there shall be funds of the Corporation legally available for the payment of such dividends.

          c. Dividend Accrual. On each Dividend Due Date all dividends which shall have accrued since the last Dividend Due Date on each share of Series IV Class B Preferred Stock outstanding on such Dividend Due Date shall accumulate and be deemed to become "due." Any dividend which shall not be paid on the Dividend Due Date on which it shall become due shall be deemed to be "past due" until such dividend shall be paid or until the share of Series IV Class B Preferred Stock with respect to which such dividend became due shall no longer be outstanding, whichever is the earlier to occur. No interest, sum of money in lieu of interest or other property or securities shall be payable in respect of any dividend payment or payments which are past due. Dividends paid on shares of Series IV Class B Preferred Stock in an amount less that the total amount of such

                                                              EXHIBIT   E
               dividends at the time accumulated and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. Dividend payments made with respect to a Dividend Due Date shall be deemed to be made in payment of the dividends which became due on that Dividend Due Date.

          d. Dividend Arrearage. If a dividend upon any shares of Series IV Class B Preferred Stock is in arrears, all dividends or other distributions declared upon shares of the Series IV Class B Preferred Stock (other than dividends paid in stock of the Corporation ranking junior to the Series IV Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up) may only be declared pro rata. Except as set forth above, if a dividend upon any shares of Series IV Class B Preferred Stock is in arrears: (i) no dividends (in cash, stock or other property) may be paid or declared and set aside for payment or any other distribution made upon any stock of the Corporation ranking junior to the Series IV Class B Preferred Stock as to dividends (other than dividends of distributions in stock of the Corporation ranking junior to the Series IV Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up); and (ii) no stock of the Corporation ranking junior to the Series IV Class B Preferred Stock as to dividends may be (A) redeemed pursuant to a sinking fund or otherwise, except (1) by means of redemption pursuant to which all outstanding shares of the Series IV Class B Preferred Stock are redeemed, or (2) by conversion of any such junior stock into, or exchange of any such junior stock into, or exchange of any such junior stock for stock of the Corporation ranking junior to the Series IV Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up, or (B) purchased or otherwise acquired for any consideration by the Corporation except (1) pursuant to an acquisition made pursuant to the terms of one or more offers to purchase all of the outstanding shares of the Series IV Class B Preferred Stock, which offers shall each have been accepted by the holders of at least 50% of the shares of the Series IV Class B Preferred Stock receiving such offer outstanding at the commencement of the first of such purchase offers, or (2) by conversion into or exchange for stock of the Corporation ranking junior to the Series IV Class B Preferred Stock as to dividends and upon liquidation or winding up.

3.        General, Class and Series Voting Rights. Except as provided in this
          Section 3, or as otherwise from time to time required by law, the Series IV Class B Preferred Stock shall have no voting rights.

          So long as any shares of Series IV Class B Preferred Stock remain outstanding, the consent of the holders of at least fifty-one percent (51%) of the shares of Series IV Class B Preferred Stock outstanding at the time voting separately as a class, given in person or by proxy, either in writing at any special or annual meeting called for the purpose, shall be necessary to permit, effect or validate any one or more of the following:

          (i) The authorization, creation or issuance, or any increase in the authorized or issued amount, of any class or series of stock (including any class or series of Preferred Stock) ranking equal or prior to the Series IV Class B Preferred Stock; or

          (ii) The amendment, alteration, or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Articles of Incorporation or of this resolution which would alter or change the powers, preferences or special rights of the shares of the Series IV Class B Preferred Stock so as to affect them adversely; provided, however, that any increase in the amount of authorized Preferred Stock, or the creation and issuance of other series of Preferred stock ranking junior to the Series IV Class B Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to adversely affect such powers, preferences or special rights.

          The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Series IV Class B Preferred Stock shall have been redeemed or sufficient funds shall have been deposited in trust to effect such redemption.

4. Redemption. The outstanding shares of Series IV Class B Preferred Stock shall be nonredeemable prior to the lapse of three (3) years from the date of issuance. On and after such date, the Series IV Class B Preferred Stock may be redeemed at the option of the Corporation, as a whole at any time or in part from time to time, at the Redemption Price of $11.00 per share plus all dividends (whether or not declared or due) accrued and unpaid to the date of redemption (subject to the right of the holder of record of shares of Series IV Class B Preferred Stock on a record date for the payment of a dividend on the Series IV Class B Preferred Stock to receive the dividend due on such shares of Series IV Class B Preferred Stock on the corresponding Dividend Due Date).

     No sinking fund shall be established for the Series IV Class B Preferred Stock.

     Notice of any proposed redemption of shares of Series IV Class B Preferred Stock shall be mailed by means of first class mail, postage paid, addressed to the holders of record of the shares of Series IV Class B Preferred Stock to be redeemed, at their respective addresses then appearing on the books of the Corporation, at least thirty (30) days but not more than sixty (60) days prior to the date fixed for such redemption (herein referred to as the "Redemption Date"). Each such notice shall specify (i) the Redemption Date;
     (ii) the Redemption Price; (iii) the place for payment and for delivering the stock certificate(s) and transfer instrument(s) in order to collect the Redemption Price; (iv) the shares of Series IV Class B Preferred Stock to be redeemed; and (v) the then effective Conversion Price (as defined below) and that the right of holders of shares of Series IV Class B Preferred Stock being redeemed to exercise their conversion right shall terminate as to such shares at the close of business on the fifth day before the Redemption Date, provided that no default by the Corporation in the payment of the applicable Redemption Price (including any accrued and unpaid dividends) shall have occurred and be continuing. Any notice mailed in such manner shall be conclusively deemed to have been duly given whether or not such notice is, in fact, received. If less than all the outstanding shares of Series IV Class B Preferred Stock are to be redeemed, the Corporation will select those to be redeemed by lot or by a substantially equivalent method. In order to facilitate the redemption of Series IV Class B Preferred Stock to be redeemed, notice of any such proposed redemption shall not be more than sixty (60) days prior to the Redemption Date with respect thereto.

     The holder of any shares of Series IV Class B Preferred Stock redeemed upon any exercise of the Corporation's redemption right shall not be entitled to receive payment of the Redemption Price for such shares until such holder shall cause to be delivered to the place specified in the notice given with respect to, such redemption (i) the certificate(s) representing such shares of Series IV Class B Preferred Stock; and (ii) transfer instrument(s) satisfactory to the Corporation and sufficient to transfer such shares free of any adverse interest. No interest shall accrue on the Redemption Price of any share of Series IV Class B Preferred Stock after its Redemption Date.

     Subject to Section 2 hereof, the Corporation shall have the right to purchase shares of Series IV Class B Preferred Stock from the owner of such shares on such term as may be agreeable to such owner. Shares of Series IV Class B Preferred Stock may be acquired by the Corporation from any stockholder pursuant to this paragraph without offering any other stockholder an equal opportunity to sell his stock to the Corporation, and no purchase by the Corporation from any stockholder pursuant to this paragraph shall be deemed to create any right on the part of any stockholder to sell any shares of Series IV Class B Preferred Stock (or any other stock) to the Corporation.

     Notwithstanding the foregoing provisions of this Section 4, and subject to the provisions of Section 2 hereof, if a dividend upon any shares of Series IV Class B Preferred Stock is past due, no shares of the Series IV Class B Preferred Stock may be redeemed, except (i) by means of a redemption pursuant to which all outstanding shares of the Series IV Class B Preferred Stock are simultaneously redeemed (or offered to be so redeemed) or pursuant to which the outstanding shares of the Series IV Class B Preferred Stock are redeemed on a pro rata basis (or offered to be so redeemed), or
     (ii) by conversion of shares of Series IV Class B Preferred Stock into, or exchange of such shares for, Common Stock or any other stock of the Corporation ranking junior to the Series IV Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up.

5. Liquidation. In the event of any voluntary or involuntary dissolution, liquidation or winding up of the Corporation (for the purposes of this Section 5, a "Liquidation"), before any distribution of assets shall be made to the holders of the Common Stock or the holders of any other stock that ranks junior to the Series IV Class B Preferred Stock in respect of distributions upon the Liquidation of the Corporation, the holder of each share of Series IV Class B Preferred Stock then outstanding shall be entitled to $11.00 per share plus all dividends (whether or not declared or due) accrued and unpaid on such share on the date fixed for the distribution of assets of the Corporation to the holders of Series IV Class B Preferred Stock.

     If upon any Liquidation of the Corporation, the assets available for distribution to the holder of Series IV Class B Preferred Stock which shall then be outstanding (hereinafter in this paragraph called the "Total Amount Available") shall be insufficient to pay the holders of all outstanding shares of Series IV Class B Preferred Stock the full amounts (including all dividends accrued and unpaid) to which they shall be entitled by reason of such Liquidation of the Corporation, then there shall be paid ratably to the holders of the Series IV Class B Preferred Stock in connection with such Liquidation of the Corporation, an amount equal to each holder's pro rata share of the Total Amount Available.

     The voluntary sale, conveyance, lease, exchange or transfer of all or substantially all the property or assets of the Corporation, or the merger or consolidation of the Corporation into another Corporation, or any purchase or redemption of some or all of the shares of any class or series of stock of the Corporation, shall not be deemed to be a Liquidation of the Corporation for the purposes of this Section 6 (unless in connection therewith the Liquidation of the Corporation is specifically approved).

6. Conversion Privilege. At any time subsequent to three years after issuance of any share of Series IV Class B Preferred Stock, the holder of any share of Series IV Class B Preferred Stock ("Holder") shall have the right, at such Holder's option (but if such share is called for redemption or exchange at the election of the Corporation, then in respect of such share only to and including but not after the close of business on (i) the fifth calendar day before the date fixed for such redemption; or (ii) the date fixed for such exchange, provided that the Corporation has set aside funds sufficient to effect such redemption) to convert such share into that number of fully paid and non-assessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) obtained by dividing $10.00 by the Conversion Rate then in effect.

     a. Conversion Rate. Each share of Series IV Class B Preferred Stock may be converted, subject to the terms and provisions of this paragraph 6 into one (1) share of the Corporation's Common Stock, which is a price equal to one share of Common Stock for each $10.00 of Series IV Class B Preferred Stock or, in case an adjustment of such rate has taken place pursuant to the provisions of subdivision (f) of this paragraph 6, then at the Conversion Rate as last adjusted (such rate or adjusted rate, shall be expressed as the number of shares of Common Stock to be acquired upon conversion of one share of Series IV Class B Preferred Stock, and shall be referred to herein as the "Conversion Rate") ("Conversion Price"). Each share of Series IV Class B Preferred Stock shall be Convertible into Common Stock by surrender to the Corporation of the certificate representing such shares of Series IV Class B Preferred Stock to be converted by the Holder and by giving written notice to the Corporation of the Holder's election to convert.

          The Corporation shall, as soon as practicable after receipt of such written notice and the proper surrender to the Corporation of the certificate or certificates representing shares of Series IV Class B Preferred Stock to be converted in accordance with the above provisions, issue and deliver for the benefit of the Holder at the office of the Corporation's duly appointed transfer agent (the "Transfer Agent") to the Holder for whose account such shares of Series IV Class B Preferred Stock were so surrendered or to such Holder's nominee or nominees, certificates for the number of shares of Common Stock to which the Holder shall be entitled. The certificates of Common Stock of the Corporation issued upon conversion shall bear such legends as may be required by state or federal laws.

          Such conversion shall be deemed to have been effective immediately prior to the close of business on the date on which the Corporation shall have received both such written notice and the properly surrendered certificates for shares of Series IV Class B Preferred Stock to be converted (the "Conversion Date"), and at such time the rights of the Holder shall cease and the person or persons entitled to receive the shares of Common Stock issuable upon the conversion of such shares of Series IV Class B Preferred Stock shall be deemed to be, and shall be treated for all purposes as, the record Holder or Holders of such Common Stock on the Conversion Date. The Corporation shall not be required to convert, and no surrender of shares of Series IV Class B Preferred Stock or written notice of conversion with respect thereto shall be effected for that purpose, while the stock transfer books of the Corporation are closed for any reasonable business purpose for any reasonable period of time, but shall be required to convert upon the proper surrender of shares of Series IV Class B Preferred Stock for conversion immediately upon the reopening of such books. During the period in which the stock transfer books of the Corporation are closed, the Corporation may neither declare a dividend, declare a record date for payment of dividends nor make any payment of dividends.

     b. Dividends. If any shares of Series IV Class B Preferred Stock shall be converted during any dividend payment period, the Holder shall be entitled to all dividends accrued up to and through such Conversion Date, at the rate set forth herein, whether or not there has been a dividend date, as set forth in paragraph 2 hereof.

     c. Cancellation. Series IV Class B Preferred Stock converted into Common stock pursuant to the provisions of this paragraph 6 shall be retired and cancelled by the Corporation and given the status of authorized and unissued preferred stock.

     d. Reissuance if Conversion is Partial. In the case of any certificate representing shares of Series IV Class B Preferred Stock which is surrendered for conversion only in part, the Corporation shall issue and deliver to the Holder a new certificate or certificates for Series IV Class B Preferred Stock of such denominations as requested by the Holder in the amount of Series IV Class B Preferred Stock equal to the unconverted shares of the Series IV Class B Preferred Stock represented by the certificate so surrendered.

     e. Reservations of Shares. The Corporation shall at all times during which shares of Series IV Class B Preferred Stock may be converted into Common Stock as provided in this paragraph (e), reserve and keep available, out of any Common Stock held as treasury stock or out of its authorized and unissued Common Stock, or both, solely for the purpose of delivery upon conversion of the shares of Series IV Class B Preferred Stock as herein provided, such number of shares of Common Stock as shall then be sufficient to effect the conversion of all shares of Series IV Class B Preferred Stock from time to time outstanding, and shall take such action as may from time to time be necessary to ensure that such shares of Common Stock will, when issued upon conversion of Series IV Class B Preferred Stock, be fully paid and nonassessable.

     f. Adjustment of Conversion Rate. The Conversion Rate provided in subdivision (a) of this paragraph 6, in respect of Series IV Class B Preferred Stock, shall be subject to adjustments from time to time as follows:

          (i) While any shares of Series IV Class B Preferred Stock shall be outstanding, in case the Corporation shall subdivide the outstanding shares of Common Stock into a greater number of shares of Common Stock or combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock, or issue, by reclassification of its shares of Common Stock, any shares of the Corporation, the Conversion Rate in effect immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the number of shares which it would have owned or been entitled to receive after the happening of any of the events described above, had such shares of Series IV Class B Preferred Stock been converted immediately prior to the happening of such event, such adjustment to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination or reclassification, as the case may be, becomes effective.

          (ii) In case the Corporation shall be consolidated with, or merge into, any other corporation, and the Corporation does not survive, proper provisions shall be made as a part of the terms of such consolidation or merger, whereby the Holder shall thereafter be entitled, upon exercise of such Holder's conversion rights, to receive the kind and amount of shares of stock or other securities of the Corporation resulting from such consolidation or merger, or such other property, as the Holder would have received if such conversion rights were exercised immediately prior to the effectiveness of such merger or consolidation.

          (iii) In the event the Corporation at any time, or from time to time after December 31, 1999, makes or issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend distribution payable in additional shares of Common Stock or Common Stock Equivalents (as defined which does not provide for the payment of any consideration upon the issuance, conversion or thereof, without a corresponding dividend or other distribution to the Holder, based upon the number of shares of Common Stock into which the Series IV Class B Preferred Stock is convertible, then and in each such event the Conversion Rate then in effect will be increased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying such Conversion rate by a fraction:

                (A) The numerator of which will be the total number of shares of
                    Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution (which, in the case of Common Stock Equivalents, shall mean the maximum number of shares of Common Stock issuable with respect thereto, as set forth in the instrument relative thereto without regard to any provision for subsequent adjustment); and

                (B) The denominator of which will be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Rate will be recomputed accordingly as of the close of business on such record date, and thereafter such Conversion Rate will be adjusted pursuant to this subparagraph (iii) as of the time of actual payment of such dividends or distributions.

          (iv) In the event the Corporation at any time or from time to time after December 31, 1999, makes or issues, or fixes a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable to all holders of Common Stock in securities of the Corporation or Common Stock Equivalents, then, upon making such dividend or distribution provisions will be made so that the Holder will receive the amount of securities of the Corporation which it would have received had its Series IV Class B Preferred Stock been converted into Common Stock on the date of such event.

          (v) In the event the Corporation sells or issues any Common Stock, or sells or issues Common Stock Equivalents which can be converted into Common Stock at a per share consideration (as defined below in this subparagraph (v) of paragraph 6(f)) less than the Stipulated Price then in effect, then the Holder shall be entitled to purchase from the Corporation in cash (for the same per share consideration at which such Common Stock was issued or the per share price at which a share of Common Stock is acquirable upon exercise or conversion of Common Stock Equivalents) that additional number of shares of Common Stock which, when added to the number of shares of Common Stock acquirable by the Holder upon conversion of any shares of Series IV Class B Preferred Stock outstanding and held by such Holder immediately before such issue or sale (the "Acquirable Shares"), will equal a percentage of the number of shares of Common Stock Deemed Outstanding (as defined herein) immediately after such sale or issuance that is the same as the percentage of the number of shares of Common Stock Deemed Outstanding immediately before such issuance or sale represented by the Acquirable Shares. This right shall exist for a 45-day period following the sale or issuance of shares of Common Stock or Common Stock Equivalents, and thereafter shall cease to exist.

                 For the above purposes, the per share consideration with respect to the sale or issuance of Common Stock will be the price per share received by the Corporation, prior to the payment of any expenses, commissions, discounts and other applicable costs. With respect to the sale or issuance of Common Stock Equivalents which are convertible into or exchangeable for Common Stock without further consideration, the per share consideration will be determined by dividing the maximum number of shares of Common Stock issuable with respect to such Common Stock Equivalents (as set forth in the instrument relating thereto without regarding to any provisions contained therein for subsequent adjustment of such number) into the aggregate consideration receivable by the Corporation upon the sale or issuance of such Common Stock Equivalents. With respect to the issuance of other Common Stock Equivalents, the per share consideration will be determined by dividing the maximum number of shares of Common Stock issuable with respect to such Common Stock Equivalents into the total aggregate consideration received by the Corporation upon the sale or issuance of such Common Stock Equivalents plus the minimum aggregate amount of additional consideration received by the Corporation upon the conversion or exercise of such Common Stock Equivalents. In connection with the sale or issuance of Common Stock and/or Common Stock Equivalents for non-cash consideration, the amount of consideration will be the fair market value of such consideration as determined in good faith by the Board of Directors of the Corporation.

          (vi) As used herein, the term "Stipulated Price" means initial price of $10.00 per share of Common Stock, as adjusted from time to time pursuant to subparagraph (viii) of this paragraph 6(f); and the term "Common Stock Equivalent" means any securities (whether debt or equity securities) or rights issued by the Corporation convertible into or entitling the holder thereof to receive shares of, or securities convertible into, Common Stock. The number of shares of "Common Stock Deemed Outstanding" at any date shall equal the sum of the number of shares of Common Stock then outstanding plus the number of shares of Common Stock then obtainable pursuant to Common Stock Equivalents.

          (vii) In the event the Corporation declares any dividend or distribution payable to holders of its Common Stock (other than dividends payable out of the Corporation's retained earnings or earned surplus and dividends payable in shares of Common Stock or in securities convertible into or exchangeable for shares of Common Stock or rights or warrants to purchase Common Stock or securities convertible into or exchangeable for shares of Common Stock or any other securities issued by the Corporation), the Conversion Rate in effect immediately prior to the record date for such dividend or distribution shall be proportionately adjusted so that the Holder shall be entitled to receive the number of shares of Common Stock into which such shares of Common Stock or

                 Preferred Stock was convertible immediately prior to such record date multiplied by a fraction, the numerator of which is the fair market value of a share of Common Stock on such record date and the denominator of which is such per share fair market value of a share of Common Stock on such record date less the fair market value on such record date of the securities or other property which are distributed as a dividend or other distribution. The term "fair market value" of a share of Common Stock or of any other security or other type of property on any date means (A) in the case of Common Stock or any other security (I) if the principal trading market for such Common Stock or other security is an exchange or the NASDAQ national market on such date, the closing price on such exchange or the NASDAQ national market on such date, provided, if trading of such Common Stock or other security is listed on any consolidated tape, the fair market value shall be the closing price set forth on such consolidated tape on such date, or (II) if the principal market for such Common Stock or other security is the over-the-counter market (other than the NASDAQ national market) the mean between the closing bid and asked prices on such date as set forth by NASDAQ or (B) in the case of Common Stock or any other security for which the fair market value cannot be determined pursuant to clause (A) above or of any other security or type of property, fair market value thereof on such date as determined in good faith by the Board of Directors.

          (viii) Whenever the Conversion Rate is adjusted pursuant to this paragraph 6(f), the Stipulated Price shall also be adjusted by multiplying it by a fraction that is the reciprocal of the fraction used to adjust the Conversion Rate.

          (ix) The Corporation will not, by amendment of its Articles of Incorporation or through any dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but at all times in good faith will assist in the carrying out of all the provisions of this paragraph and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holder against impairment.

          (x) No adjustment in the Conversion Rate shall be required, unless such adjustment would require an increase or decrease of at least one (1) share of Common Stock in the Conversion Rate of one share of Series B Preferred Stock, provided that all adjustments which do not meet this minimum requirement cumulated and the adjustment will be made when the cumulated total is sufficient to require an adjustment. All calculations made pursuant to this subparagraph (x) of paragraph 6(f) shall be made to the nearest one-hundredth (1/100th) of a share of Common Stock.

     g. Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares of Common Stock shall be issued upon any conversion of shares of Series IV Class B Preferred Stock but, in lieu thereof, there shall be paid an amount in cash equal to the same fraction of the current market price of a whole share of Common Stock on the day preceding the day of conversion.

     h. Statement to Transfer Agent. Whenever the Conversion Rate for shares of Series IV Class B Preferred Stock shall be adjusted pursuant to the provisions of paragraph 6(f) hereof, the Corporation shall forthwith maintain at its office and, if applicable, file with the Transfer Agent for shares of Series IV Class B Preferred Stock and for shares of Common Stock, a statement signed by the President or a Vice President of the Corporation and by its Treasurer or an Assistant Treasurer, stating the adjusted Conversion Rate and setting forth in reasonable detail the method of calculation and the facts requiring such adjustment, such calculations to be confirmed by the Corporation's independent auditors, and stating the facts on which the calculation is based. Each adjustment shall remain in effect until a subsequent adjustment hereunder is required.

7.   Registration Rights.

     a. Piggyback Registration. The Corporation, for a period ending six months after the last share of Series IV Class B Preferred Stock is redeemed, retired, converted or otherwise no longer outstanding, will give written notice to the Holder not less than 20 days in advance of the initial filing of any registration statement under the Securities Act of 1933, as amended (other than a registration statement pertaining to securities issuable pursuant to employee stock option, stock purchase, or similar plans or a registration statement pertaining to securities issuable in connection with the acquisition of a business, whether through merger, consolidation, acquisition of assets, or exchange of securities), covering any Common Stock or other securities of the Corporation, and will afford the Holder the opportunity to have included in such registration all or such part of the shares of Common Stock acquired upon conversion of Series IV Class B Preferred Stock, as may be designated by written notice to the Corporation not later than 10 days following receipt of such notice from the Corporation. The Corporation shall be entitled to exclude the shares of Common Stock held by the Holder from any one, but not more than one, such registration if the Corporation in its sole discretion decides that the inclusion of such shares will materially interfere with the orderly sale and distribution of the securities being offered under such registration statement by the Corporation. Notwithstanding the foregoing, the Corporation shall not be entitled to exclude the shares of Common Stock held by the Holder if shares of other shareholders are being included in any such registration statement and, in such circumstances, the Holder shall be entitled to include the shares of Common Stock held by them on a pro rata basis in the proportion that the number of shares of Common Stock held by the Holder bears to the shares of Common Stock held by all other shareholders, including shares in such registration statement. The Holder shall not be entitled to include shares in more than two registration statements pursuant to the provisions of this subdivision
          (a) of paragraph 7, and all rights of the Holder under this subdivision (a) of paragraph 7 shall terminate after the Holder has included shares of Common Stock in two registration statements pursuant to this subdivision (a) of paragraph 7.

     b. Expenses. The Corporation will pay all out-of-pocket costs and expenses of any registration effected pursuant to the provisions of subdivision (a) of this paragraph 7, including registration fees, legal fees, accounting fees, printing expenses (including such number of any preliminary and the final prospectus as may be reasonably requested), blue sky qualification fees and expenses, and all other expenses, except for underwriting commissions or discounts applicable to the shares of Common Stock being sold by the Holder and the fees of counsel for the Holder, all of which shall be paid by the Holder.

     c. Notwithstanding anything to the contrary contained herein, in the event that the Corporation files an initial registration statement under the Securities Act of 1933, as amended (other than a registration statement pertaining to securities issuable in connection with the acquisition of a business, whether through merger, consolidation, acquisition of assets or exchange of securities), concerning any Common Stock of the Corporation, it will afford the Holder the opportunity to convert his shares into that number of fully paid and non-assessable shares of Common Stock prior to the 3-year holding period stated in paragraph 6 above. The Corporation may also, at its option at any time within one-hundred eighty (180) days after an initial registration statement is deemed effective, demand the conversion of the Series IV Class B Preferred Stock into that number of fully paid and nonassessable shares of Common Stock as provided herein.

8.   Reports.

     So long as any of the Series IV Class B Preferred Stock shall be outstanding, the Corporation shall submit to the Holder financial reports no less frequently than annually.

9.   Miscellaneous.

     a. As used herein, the term "Common Stock" shall mean the Corporation's Common Stock, no par value, or, in the case of any reclassification or change of outstanding shares of Common Stock, the stock or securities issued in exchange for such Common Stock.

     b. The shares of Series IV Class B Preferred Stock shall be fully transferable by the Holder thereof, subject to compliance with the applicable provisions of federal and state securities laws.

IN WITNESS WHEREOF, RETRACTABLE TECHNOLOGIES, INC. has caused its corporate seal to be hereunto affixed and this Certificate to be signed by its Chief Executive Officer and Secretary this 21/st/ day of January, 2000.

                                             /s/ Thomas J. Shaw
                                             ------------------------------
                                             THOMAS J. SHAW,
                                             Its: Chief Executive Officer

ATTEST:


/s/ Michele Larios
--------------------------
MICHELE LARIOS
Secretary